                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                    811-1485

Exact name of registrant as specified in charter:      Delaware Group Equity Funds III

Address of principal executive offices:                2005 Market Street
                                                       Philadelphia, PA 19103

Name and address of agent for service:                 Richelle S. Maestro, Esq.
                                                       2005 Market Street
                                                       Philadelphia, PA 19103

Registrant's telephone number, including area code:    (800) 523-1918

Date of fiscal year end:                               June 30

Date of reporting period:                              June 30, 2003

Item 1. Reports to Stockholders



                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
GROWTH-EQUITY                             A member of Lincoln Financial Group(R)

Annual Report 2003
--------------------------------------------------------------------------------

                         DELAWARE AMERICAN SERVICES FUND












[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                                1
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                        3
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS:
   Statement of Net Assets                                                 5
   Statement of Operations                                                 7
   Statements of Changes in Net Assets                                     8
   Financial Highlights                                                    9
   Notes to Financial Statements                                          12
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                            14
--------------------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                                15
--------------------------------------------------------------------------------




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio
  MANAGEMENT REVIEW

                                                 Delaware American Services Fund
                                                 July 10, 2003

Fund Managers

John A. Heffern
Portfolio Manager

Lori P. Wachs
Portfolio Manager

Marshall T. Bassett
Portfolio Manager

Gerald S. Frey
Chief Investment Officer -- Growth

Q: How would you describe the investment environment for the 12 months ended June 30, 2003?
A: The 12-month period ended June 30, 2003 represented an interesting financial environment. Investors faced a number of challenges, including rising energy prices, the lingering effects of corporate malfeasance, and concerns about consumer confidence. In turn, stock prices suffered for much of the period. Yet through it all, the economy continued on its path of modest expansion, aided by pro-growth fiscal and monetary policies.

When war events appeared to point toward rapid success by coalition forces, investors seemed to cast off their unease. Accordingly, equity prices moved higher. While stocks appeared to pause late in the period, springtime gains were nonetheless impressive and contributed to a strong showing by your Fund. For the 12 months, Delaware American Services Fund gained +12.92% (Class A shares at net asset value with distributions reinvested) while its performance benchmark, the Standard & Poor's (S&P) 500 Index, returned a mere +0.25%.

Q: What changes came about in the general composition of the Fund during the period?
A: Since our last annual report, we experienced a reduction in exposure to stock segments that we believed had lost a measure of attractiveness from a valuation perspective and the addition of what we believed were superior opportunities for capital appreciation elsewhere in the market. We think it is important to note that this process occurs on a stock-by-stock basis, as we stand committed to our bottom-up portfolio construction process.

The Fund's exposure to banking and finance-related securities increased, owing in part to the general environment for lower interest rates. Opportunities identified in the business services sector also meant that this component of the portfolio increased over the period. Exposure to healthcare was reduced, based in part on our belief that growth opportunities might subside moving forward as a result of mounting regulatory pressures.

Q: Can you describe some of the stocks that helped shape Fund performance during the fiscal year?
A: The Fund experienced sound gains in a number of stocks within differing market sectors, a feat we credit to our commitment to stringent market and securities analysis. An example was Paxson Communications, which soared +168% during the fiscal year. A major driver of such performance was the Federal Communications Commission's revamped media ownership rules. Another positive performer was Doral Financial, which climbed over 100% as the company's financial performance was aided by the continued slide in interest rates. In apparel, Coach proved to be a sound addition to the portfolio. A maker of leather goods and other accessories, Coach showed substantial earnings gains during the period. Investors enthusiastically bid up its price, to the Fund's benefit.


Q: Where did the Fund lose performance relative to its benchmark index?
A: The Fund outperformed its benchmark, the S&P 500 Index, in all but two of its market sectors. Its consumer services and basic industry holdings, however, only trailed those of the benchmark by a slight margin. Some stocks that contributed to underperformance within the portfolio included Capital One, which suffered from an elevated level of delinquent loans. We have since liquidated Capital One from the Fund's portfolio. Retailer Kohl's also contributed to underperformance, due in part to an uncertain outlook given the company's decline in first quarter sales.

Q: What is your approach moving forward?
A: We intend to continue searching out attractive growth opportunities in the service sector of the economy, with a focus on retail, financial services, and business services. As we move into a new fiscal year for the Fund, we are heartened by the state of the economy, which has steadily expanded since late in 2001 (Source: U.S. Department of Commerce). We have also been encouraged by the state of the equity market in recent months. Increased investor confidence has historically been considered a barometer of improving economic circumstances. The robust gains in stocks, however, have occurred at a hurried pace, and thus the potential exists in the short term for a pullback in prices.

In light of the market's uncertainties, we remind readers of the benefits of diversification -- as a means of spreading risk in an investment portfolio. We would also encourage investors to consider the advantages of rebalancing their portfolios on an ongoing basis. Through this process, and with the aid of a financial advisor, investors can seek to ensure that their portfolio holdings are properly aligned with their investment objectives.

Delaware
  AMERICAN SERVICES FUND

Fund Basics
As of June 30, 2003

----------------------------------------
Fund Objective:
The Fund seeks to provide long-term
capital growth.

----------------------------------------
Total Fund Net Assets:
$20.44 million

----------------------------------------
Number of Holdings:
63

----------------------------------------
Fund Start Date:
December 29, 1999
----------------------------------------

Your Fund Managers:

John A. Heffern joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Prior to that, Mr. Heffern was a Principal and Senior Regional Bank Analyst at Alex Brown & Sons. He has been managing Delaware American Services Fund since its inception.

Lori P. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and oriental studies.

Marshall T. Bassett holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.

Gerald S. Frey has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

----------------------------------------
Nasdaq Symbols:
Class A  DASAX
Class B  DASBX
Class C  DAMCX

Fund Performance
Average Annual Total Returns
For the periods ended June 30, 2003                     Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/99)
Excluding Sales Charge                                  +18.64%     +12.92%
Including Sales Charge                                  +16.65%      +6.47%
--------------------------------------------------------------------------------
Class B (Est. 2/28/01)
Excluding Sales Charge                                  +11.13%     +12.04%
Including Sales Charge                                  +10.10%      +8.04%
--------------------------------------------------------------------------------
Class C (Est. 2/28/01)
Excluding Sales Charge                                  +11.13%     +12.15%
Including Sales Charge                                  +11.13%     +11.15%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime and one-year periods ended June 30, 2003 for Delaware American Services Fund's Institutional Class were +18.84% and +13.18%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware American Services Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DASIX

Delaware
  AMERICAN SERVICES FUND

Performance of a $10,000 Investment
December 29, 1999 (Fund's inception) through June 30, 2003

                                 Delaware
                            American Services
                              Fund - Class A
                                  Share           S&P 500 Index
                            -----------------     -------------
              31-Dec-99            $9,424           $10,000
              30-Jun-00           $11,685            $9,958
              31-Dec-00           $13,340            $9,089
              30-Jun-01           $14,163            $8,481
              31-Dec-01           $14,952            $8,009
              30-Jun-02           $15,204            $6,955
              31-Dec-02           $13,784            $6,239
              30-Jun-03           $17,169            $6,972





Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                       Delaware American Services Fund
  OF NET ASSETS                                 June 30, 2003



                                                        Number of      Market
                                                         Shares         Value
--------------------------------------------------------------------------------
Common Stock - 97.75%
  Banking & Finance - 12.76%
  American Home Mortgage                                 10,000     $   195,800
  Bank of America                                         6,000         474,180
  Cullen/Frost Bankers                                    8,000         256,800
  Doral Financial                                         3,800         169,670
  Friedman, Billings, Ramsey Class A                      8,900         119,260
  Medallion Financial                                    50,000         350,500
  Merrill Lynch & Company                                 5,500         256,740
  Redwood Trust                                           3,000         119,730
  Sovereign Bancorp                                      19,000         297,350
  US Bancorp                                             15,000         367,500
                                                                    -----------
                                                                      2,607,530
                                                                    -----------

Building & Materials - 2.26%
  Centex                                                  3,200         248,928
  D.R. Horton                                             7,600         213,560
                                                                    -----------
                                                                        462,488
                                                                    -----------
Business Services - 13.77%
 *Cendant                                                33,500         613,720
 *Fisher Scientific International                        20,000         698,000
 *Getty Images                                            9,200         379,960
 *Resources Connection                                    9,800         233,828
 *Robert Half International                              11,200         212,128
 *SunGard Data Systems                                   10,000         259,100
 *United Rentals                                         30,000         416,700
                                                                    -----------
                                                                      2,813,436
                                                                    -----------
Cable, Media & Publishing - 9.30%
 *Comcast Special Class A                                20,000         576,600
 *Cox Communications Class A                             17,000         542,300
  E.W. Scripps                                            3,200         283,904
 *Mediacom Communications                                26,200         258,594
  Paxson Communications                                  40,000         239,600
                                                                    -----------
                                                                      1,900,998
                                                                    -----------

Computers & Technology - 4.20%
  Henry (Jack) & Associates                              19,500         346,905
  Microsoft                                              20,000         512,200
                                                                    -----------
                                                                        859,105
                                                                    -----------
Consumer Products - 1.28%
  Avon Products                                           4,200         261,240
                                                                    -----------
                                                                        261,240
                                                                    -----------
Food, Beverage & Tobacco - 1.72%
 *American Italian Pasta                                  2,500         104,125
 *Peet's Coffee & Tea                                    14,200         247,932
                                                                    -----------
                                                                        352,057
                                                                    -----------

Healthcare & Pharmaceuticals - 0.74%
 *Humana                                                 10,000         151,000
                                                                    -----------
                                                                        151,000
                                                                    -----------
Insurance - 23.83%
  Allstate                                               12,500         445,625
  Ambac Financial Group                                   5,800         384,250
  Berkley (WR)                                            2,900         152,830
  Delphi Financial Group Class A                         10,000         468,000
  Fidelity National Financial                             8,175         251,463
  HCC Insurance Holdings                                 20,000         591,400
  IPC Holdings                                            8,000         268,000

                                                        Number of      Market
                                                         Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK (continued)
Insurance (continued)
  MBIA                                                    8,500     $   414,375
  PartnerRe                                               9,000         459,990
  RenaissanceRe Holdings                                  6,000         273,120
  SAFECO                                                 20,000         705,600
  XL Capital Class A                                      5,500         456,500
                                                                    -----------
                                                                      4,871,153
                                                                    -----------

Leisure, Lodging & Entertainment - 2.06%
  Royal Caribbean Cruises                                15,100         349,716
 *Wynn Resorts                                            4,000          70,760
                                                                    -----------
                                                                        420,476
                                                                    -----------

Real Estate - 2.31%
  American Financial Realty                              31,700         472,647
                                                                    -----------
                                                                        472,647
                                                                    -----------

Retail - 15.99%
 *Bed Bath & Beyond                                       2,300          89,263
 *Brinker International                                  11,200         403,424
 *Cost Plus                                              12,700         452,882
  Darden Restaurants                                      2,400          45,552
 *Guitar Center                                          12,200         353,800
 *Hibbett Sporting Goods                                  9,600         316,224
 *Kohl's                                                  5,500         282,590
 *Krispy Kreme Doughnuts                                  8,500         350,030
 *Starbucks                                              12,300         301,596
 *The Cheesecake Factory                                  5,500         197,395
 *Urban Outfitters                                        8,600         308,740
 *Williams - Sonoma                                       5,700         166,440
                                                                    -----------
                                                                      3,267,936
                                                                    -----------

Telecommunications - 1.20%
  Vodafone Group PLC - ADR                               12,500         245,625
                                                                    -----------
                                                                        245,625
                                                                    -----------
Textiles, Apparel & Furniture - 2.38%
  Cintas                                                  3,200         113,408
 *Coach                                                   7,500         373,050
                                                                    -----------
                                                                        486,458
                                                                    -----------

Transportation & Shipping - 3.95%
 *Heartland Express                                      11,819         262,973
 *Knight Transportation                                  12,700         316,230
 *U.S. Xpress Enterprises Class A                        21,400         228,124
                                                                    -----------
                                                                        807,327
                                                                    -----------
Total Common Stock (cost $17,537,891)                                19,979,476
                                                                    -----------
Total Market Value of Securities - 97.75%
  (cost $17,537,891)                                                 19,979,476
Receivables and Other Assets
  Net of Liabilities - 2.25%                                            460,052
                                                                    -----------
Net Assets Applicable to 1,819,966
  Shares Outstanding - 100.00%                                      $20,439,528
                                                                    ===========

Statement                                       Delaware American Services Fund
  OF NET ASSETS (CONTINUED)



Net Asset Value - Delaware American Services
  Fund Class A ($6,396,576 / 568,171 Shares)                             $11.26
                                                                         ------
Net Asset Value - Delaware American Services
  Fund Class B ($4,837,842 / 437,160 Shares)                             $11.07
                                                                         ------
Net Asset Value - Delaware American Services
  Fund Class C ($778,324 / 70,361 Shares)                                $11.06
                                                                         ------
Net Asset Value - Delaware American Services
  Fund Institutional Class
  ($8,426,786 / 744,274 Shares)                                          $11.32
                                                                         ------

Components of Net Assets at June 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $18,764,903
Accumulated net realized loss on investments                           (766,960)
Net unrealized appreciation of investments                            2,441,585
                                                                    -----------
Total net assets                                                    $20,439,528
                                                                    ===========

 *Non-income producing security for the year ended June 30, 2003.

Summary of Abbreviations:
ADR -- American Depositary Receipts

Net Asset Value and Offering Price per Share -
  Delaware American Services Fund
Net Asset Value Class A (A)                                              $11.26
Sales charge (5.75% of offering price
  or 6.13% of amount invested per share) (B)                               0.69
                                                                         ------
Offering price                                                           $11.95
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                       Delaware American Services Fund
  OF OPERATIONS                                 Year Ended June 30, 2003




Investment Income:
  Dividends                                            $111,958
  Interest                                               10,052      $  122,010
                                                       --------      ----------

Expenses:
  Management fees                                        82,988
  Distribution expenses -- Class A                       10,383
  Distribution expenses -- Class B                       33,882
  Distribution expenses -- Class C                        4,975
  Registration fees                                      40,472
  Dividend disbursing and transfer agent
  fees and expenses                                      37,511
  Reports and statements to shareholders                 27,147
  Accounting and administration expenses                  4,957
  Trustees' fees                                          1,105
  Custodian fees                                            945
  Professional fees                                         530
  Other                                                   5,283         250,178
                                                       --------
  Less expenses absorbed or waived                                      (93,458)
  Less waiver of distribution expenses -- Class A                        (1,540)
  Less fees paid indirectly                                                (281)
                                                                     ----------
  Total expenses                                                        154,899
                                                                     ----------
Net Investment Loss                                                     (32,889)
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                     (623,859)
  Net change in unrealized appreciation/depreciation of investments   2,484,363
                                                                     ----------
Net Realized and Unrealized Gain on Investments                       1,860,504
                                                                     ----------

Net Increase in Net Assets Resulting from Operations                 $1,827,615
                                                                     ==========

See accompanying notes

Statements                                      Delaware American Services Fund
  OF CHANGES IN NET ASSETS


                                                               Year Ended

                                                          6/30/03      6/30/02

Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                  $   (32,889) $   (37,188)
  Net realized gain (loss) on investments                 (623,859)     995,417
  Net change in unrealized appreciation/
  depreciation of investments                            2,484,363     (630,018)
                                                       -----------  -----------
  Net increase in net assets resulting from operations   1,827,615      328,211
                                                       -----------  -----------

Distributions to Shareholders from:
  Net realized gain on investments:
    Class A                                               (293,744)      (3,011)
    Class B                                               (275,055)      (1,928)
    Class C                                                (42,924)        (334)
    Institutional Class                                   (252,137)      (4,438)
                                                       -----------  -----------
                                                          (863,860)      (9,711)
                                                       -----------  -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                              3,569,149    2,816,348
    Class B                                              1,684,032    3,127,145
    Class C                                                295,995      645,495
    Institutional Class                                  5,516,689           --

Net asset value of shares issued upon
    reinvestment of dividends and distributions:
    Class A                                                289,434        2,953
    Class B                                                268,935        1,866
    Class C                                                 43,426          334
    Institutional Class                                    252,138        4,438
                                                       -----------  -----------
                                                        11,919,798    6,598,579
                                                       -----------  -----------
  Cost of shares repurchased:
    Class A                                             (1,464,998)    (799,277)
    Class B                                               (803,229)    (284,449)
    Class C                                               (121,613)    (194,261)
    Institutional Class                                 (1,089,853)          --
                                                       -----------  -----------
                                                        (3,479,693)  (1,277,987)
                                                       -----------  -----------
Increase in net assets derived from
  capital share transactions                             8,440,105    5,320,592
                                                       -----------  -----------
Net Increase in Net Assets                               9,403,860    5,639,092

Net Assets:
Beginning of year                                       11,035,668    5,396,576
                                                       -----------  -----------
End of year                                            $20,439,528  $11,035,668
                                                       ===========  ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware American Services Fund Class A
                                                                                               12/29/99(1)
                                                                 Year Ended                       to
                                                            6/30/03     6/30/02     6/30/01     6/30/00
---------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                        $10.890     $10.160     $10.540      $8.500

Income from investment operations:
Net investment income (loss)(2)                              (0.011)     (0.039)     (0.008)      0.010
Net realized and unrealized gain on investments               1.232       0.784       2.061       2.030
                                                            -------     -------     -------     -------
Total from investment operations                              1.221       0.745       2.053       2.040
                                                            -------     -------     -------     -------

Less dividends and distributions:
From net investment income                                       --          --      (0.015)         --
From net realized gain on investments                        (0.851)     (0.015)     (1.741)         --
In excess of net realized gain on investments                    --          --      (0.677)         --
                                                            -------     -------     -------     -------
Total dividends and distributions                            (0.851)     (0.015)     (2.433)         --
                                                            -------     -------     -------     -------

Net asset value, end of period                              $11.260     $10.890     $10.160     $10.540
                                                            =======     =======     =======     =======


Total return(3)                                              12.92%       7.34%      21.21%      24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $6,397      $3,778      $1,671        $774
Ratio of expenses to average net assets                       1.22%       1.45%       0.98%       0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    2.10%       2.96%       2.64%       1.22%
Ratio of net investment income (loss) to average net assets  (0.12%)     (0.37%)     (0.09%)      0.20%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly   (1.00%)     (1.88%)     (1.75%)     (0.27%)
Portfolio turnover                                             153%        311%        502%        988%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware American Services          Delaware American Services
                                                                       Fund Class B                        Fund Class C
                                                                                     2/28/01(1)                         2/28/01(1)
                                                                   Year Ended           to                  Year Ended     to
                                                              6/30/03     6/30/02     6/30/01     6/30/03     6/30/02    6/30/01

Net asset value, beginning of period                          $10.800     $10.140      $9.470     $10.790     $10.140     $9.470

Income from investment operations:
Net investment loss(2)                                         (0.080)     (0.119)     (0.031)     (0.080)     (0.120)    (0.035)
Net realized and unrealized gain on investments                 1.201       0.794       0.701       1.201       0.785      0.705
                                                              -------     -------     -------     -------     -------    -------
Total from investment operations                                1.121       0.675       0.670       1.121       0.665      0.670
                                                              -------     -------     -------     -------     -------    -------

Less dividends and distributions:
From net investment income                                         --          --          --          --          --         --
From net realized gain on investments                          (0.851)     (0.015)         --      (0.851)     (0.015)        --
                                                              -------     -------     -------     -------     -------    -------
Total dividends and distributions                              (0.851)     (0.015)         --      (0.851)     (0.015)        --
                                                              -------     -------     -------     -------     -------    -------

Net asset value, end of period                                $11.070     $10.800     $10.140     $11.060     $10.790    $10.140
                                                              =======     =======     =======     =======     =======    =======

Total return(3)                                                12.04%       6.66%       7.07%      12.15%       6.57%      7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $4,838      $3,484        $638        $778        $536        $81
Ratio of expenses to average net assets                         1.97%       2.20%       2.20%       1.97%       2.20%      2.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.81%       3.71%       6.02%       2.81%       3.71%      6.02%
Ratio of net investment loss to average net assets             (0.87%)     (1.12%)     (1.08%)     (0.87%)     (1.12%)    (1.08%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (1.71%)     (2.63%)     (4.90%)     (1.71%)     (2.63%)    (4.90%)
Portfolio turnover                                               153%        311%        502%        153%        311%       502%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Delaware American Services Fund Institutional Class

                                                                                                12/29/99(1)
                                                                         Year Ended                 to
                                                              6/30/03     6/30/02     6/30/01     6/30/00

Net asset value, beginning of period                          $10.930     $10.160     $10.540      $8.500

Income from investment operations:
Net investment income (loss)(2)                                 0.013      (0.012)         --       0.010
Net realized and unrealized gain on investments                 1.228       0.797       2.053       2.030
                                                              -------     -------     -------     -------
Total from investment operations                                1.241       0.785       2.053       2.040
                                                              -------     -------     -------     -------

Less dividends and distributions:
From net investment income                                         --          --      (0.015)         --
From net realized gain on investments                          (0.851)     (0.015)     (1.741)         --
In excess of net realized gain on investments                      --          --      (0.677)         --
                                                              -------     -------     -------     -------
Total dividends and distributions                              (0.851)     (0.015)     (2.433)         --
                                                              -------     -------     -------     -------

Net asset value, end of period                                $11.320     $10.930     $10.160     $10.540
                                                              =======     =======     =======     =======

Total return(3)                                                13.18%       7.73%      21.21%      24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $8,427      $3,237      $3,007      $2,479
Ratio of expenses to average net assets                         0.97%       1.20%       0.90%       0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.81%       2.71%       2.39%       0.97%
Ratio of net investment income (loss) to average net assets     0.13%      (0.12%)         --       0.20%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (0.71%)     (1.63%)     (1.49%)     (0.02%)
Portfolio turnover                                               153%        311%        502%        988%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                            Delaware American Services Fund
  TO FINANCIAL STATEMENTS                        June 30, 2003




Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and the related notes pertain to Delaware American Services Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of June 30, 2003, Class R shares have not commenced operations.

The investment objective of the Fund is to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such months. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $266 for the year ended June 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the year ended June 30, 2003 were approximately $15. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through February 28, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contractually waived its fees through February 28, 2004, in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets.

At June 30, 2003, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                              $12,437
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC                          4,833
  Other expenses payable to DMC and affiliates                            2,719

For the year ended June 30, 2003, DDLP earned $9,131 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                            Delaware American Services Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


3. Investments
For the year ended June 30, 2003, the Fund made purchases of $24,127,904 and sales of $16,620,434 of investment securities other than short-term investments. At June 30, 2003, the cost of investments for federal income tax purposes was $17,622,773.

At June 30, 2003, net unrealized appreciation was $2,356,703 of which $2,541,237 related to unrealized appreciation of investments and $184,534 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                                 Year Ended

                                                            6/30/03     6/30/02
                                                           --------     -------
Ordinary Income                                            $808,722     $    --
Long-term capital gain                                       55,138       9,711
                                                           --------     -------
Total                                                      $863,860     $ 9,711
                                                           ========     =======
As of June 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                       $18,764,903
Post-October losses                                                    (352,265)
Capital loss carryforward                                              (329,813)
Unrealized appreciation                                               2,356,703
                                                                    -----------
Net Assets                                                          $20,439,528
                                                                    ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: $329,813 expires in 2011.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through June 30, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                                 Year Ended

                                                            6/30/03     6/30/02
Shares sold:
  Class A                                                   351,057     255,833
  Class B                                                   174,380     286,471
  Class C                                                    30,012      59,261
  Institutional Class                                       517,774          --
Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                    31,324         286
  Class B                                                    29,424         182
  Class C                                                     4,751          32
  Institutional Class                                        27,199         429
                                                          ---------     -------
                                                          1,165,921     602,494
                                                          ---------     -------
Shares repurchased:
  Class A                                                  (161,124)    (73,712)
  Class B                                                   (89,316)    (26,919)
  Class C                                                   (14,090)    (17,589)
  Institutional Class                                       (96,983)         --
                                                          ---------     -------
                                                           (361,513)   (118,220)
                                                          ---------     -------
Net increase                                                804,408     484,274
                                                          =========     =======

For the year ended June 30, 2003, 1,627 Class B shares were converted to 1,599 Class A shares valued at $18,138. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of June 30, 2003, or at any time during the year.

7.Credit and Market Risk
The Fund concentrates its investments in companies management believes will benefit from advances in financial services, business services or consumer services sectors. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to a single economic, political or regulatory occurrence affecting these companies than other mutual funds not concentrating their investments in these industries.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2003, the Fund designates distributions paid during the year as follows:

     (A)
  Long-Term            (B)                 (C)
Capital Gains        Ordinary             Total              (D)
Distributions         Income          Distributions      Qualifying
 (Tax Basis)       Distributions       (Tax Basis)       Dividends(1)
-------------      -------------      -------------      ------------
      6%               94%                100%               --


(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds III -- Delaware American Services Fund

We have audited the accompanying statement of net assets of Delaware American Services Fund (the "Fund") as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware American Services Fund at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

Philadelphia, Pennsylvania
August 8, 2003

Delaware Investments Family of Funds
  BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)        Chairman and           3 Years -            Since August 2000,           83              None
   2005 Market Street           Trustee (4)       Executive Officer     Mr.Driscoll has served in
   Philadelphia, PA                                                    various executive capacities
        19103                                      Trustee as of          at different times at
                                                   May 15, 2003        Delaware Investments (1)
    May 10, 1963
                                                                       Senior Vice President and
                                                                    Director of Fixed- Income Process -
                                                                      Conseco Capital Management
                                                                       (June 1998 - August 2000)


                                                                          Managing Director-
                                                                      NationsBanc Capital Markets
                                                                       (February 1996- June 1998)



-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee             15 Years              Board Chairman -           101              None
   2005 Market Street                                                   Citadel Construction
   Philadelphia, PA                                                          Corporation
        19103                                                             (1989 - Present)

   October 1, 1927
-----------------------------------------------------------------------------------------------------------------------------------
   John H. Durham                Trustee            24 Years(3)           Private Investor            101      Trustee - Abington
  2005 Market Street                                                                                            Memorial Hospital
  Philadelphia, PA
       19103                                                                                                  President/Director -
                                                                                                                22 WR Corporation
   August 7, 1937
 -----------------------------------------------------------------------------------------------------------------------------------
   John A. Fry                   Trustee(4)          2 Years                 President -               83              None
 2005 Market Street                                                  Franklin & Marshall College
 Philadelphia, PA                                                       (June 2002 - Present)
      19103
                                                                      Executive Vice President -
    May 28, 1960                                                     University of Pennsylvania
                                                                      (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Principal            Number of           Other
   Name,                      Position(s)                             Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with    Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)         Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

   Anthony D. Knerr            Trustee         10 Years        Founder/Managing Director -       101             None
  2005 Market Street                                           Anthony Knerr & Associates
   Philadelphia, PA                                              (Strategic Consulting)
      19103                                                         (1990 - Present)

   December 7,1938

     Ann R. Leve1n             Trustee         14 Years      Treasurer/Chief Fiscal Officer -    101      Director-Systemax Inc.
   2005 Market Street                                            National Gallery of Art                      Director-Andy
     Philadelphia, PA                                                (1994 - 1999)                          Warhol Foundation
        19103

   November 1, 1940
------------------------------------------------------------------------------------------------------------------------------------

   Thomas F. Madison           Trustee          9 Years             President/Chief              101           Director -
   2005 Market Street                                              Executive Officer -                     CenterPoint Energy
   Philadelphia, PA                                                MLM Partners, Inc.
        19103                                                  (Small Business Investing               Director-Digital River Inc.
                                                                     and Consulting)
                                                                 January 1993 - Present)                    Director - Rimage
   February 25, 1936                                                                                           Corporation

                                                                                                            Director - Valmont
                                                                                                              Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

   Janet L. Yeomans            Trustee          4 Years         Vice President/Mergers &         101              None
   2005 Market Street                                         Acquisitions - 3M Corporation
    Philadelphia, PA                                            (January 2003 - Present)
        19103
                                                                  Ms. Yeomans has held
    July 31, 1948                                             various management positions
                                                              at 3M Corporation since 1983.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Richelle S. Maestro      Executive Vice      4 Years         Ms. Maestro has served in        101              None
   2005 Market Street     President, General                  various executive capacities
    Philadelphia, PA         Counsel and                          at different times at
       19103                  Secretary                           Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice        7 Years         Mr. Bishof has served in         101              None
   2005 Market Street       President and                     various executive capacities
    Philadelphia, PA          Treasurer                           at different times at
       19103                                                      Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware American Services Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Services Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                        Contact Information

Jude T. Driscoll                             Michael P. Bishof                          Investment Manager
Chairman                                     Senior Vice President and Treasurer        Delaware Management Company
Delaware Investments Family of Funds         Delaware Investments Family of Funds       Philadelphia, PA
Philadelphia, PA                             Philadelphia, PA
                                                                                        International Affiliate
Walter P. Babich                             Richelle S. Maestro                        Delaware International Advisers Ltd.
Board Chairman                               Executive Vice President,                  London, England
Citadel Construction Corporation             General Counsel and Secretary
King of Prussia, PA                          Delaware Investments Family of Funds       National Distributor
                                             Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                          Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                      Shareholder Servicing, Dividend
                                                                                        Disbursing and Transfer Agent
John A. Fry                                                                             Delaware Service Company, Inc.
President                                                                               2005 Market Street
Franklin & Marshall College                                                             Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                        For Shareholders
Anthony D. Knerr                                                                        800 523-1918
Managing Director
Anthony Knerr & Associates                                                              For Securities Dealers and Financial
New York, NY                                                                            Institutions Representatives Only
                                                                                        800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                   Web site
National Gallery of Art                                                                 www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8049)
AR-496[6/03]IVES 8/03                                         Printed in the USA
                                                                           J9333

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


2003 Annual Shareholder Report                                July 10, 2003
------------------------------------
-   Delaware Focused Growth Fund
-   Delaware Focused Value Fund
-   Delaware Health Care Fund


Portfolio Management Reviews

Delaware Focused Growth Fund

Q: How did the Fund perform during the year against its peers?
A: Despite the challenging fiscal year, Delaware Focused Growth Fund managed to return +1.03% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended June 30, 2003. The 703 funds that compose the Lipper Large-Cap Growth Funds Average - the Funds peer group - returned -0.76% for the same time period. In addition, the broad based S&P 500 Index gained +0.25% for the year.

Q: What impacted the performance of growth-oriented stocks during the year?
A: The adverse economic and market conditions that started the period continued through most of the Fund's first half. Growth stocks were not immune to the challenging market, as equities in general suffered through this period. Capital spending and the unemployment rate remained bleak during the year, further questioning the economic outlook and possibility of a rebound. Equities staged a brief rally at the end of 2002, as the preceding months had brought lower stock prices. During these bargain months, stocks became attractive once again, and many investors found value in the market. As the new year started, a round of profit taking lowered most equity indexes, as did concerns about an imminent war with Iraq. After the generally swift conclusion of the war and a warm reception to Congress' fiscal stimulus package, additional gains at the close of the period resulted in stocks generally finishing flat for the fiscal year.

Q: Can you describe the process of selecting securities for the Fund?
A: We use a bottom-up approach in selecting securities for the Fund, looking at a company's historic or projected earnings growth rate, its price-to-earnings ratio, and cash flows. The Fund will normally invest at least 65% of its assets in companies with a market capitalization of $5 billion or more at the time of purchase, however, the Fund is also capable of purchasing securities from companies of any size or market capitalization. While smaller size companies may be susceptible to volatility compared to larger companies, their potential to provide capital appreciation is in line with the Fund's objective.

During the year, the Fund's portfolio weighting remained virtually unchanged. We still favored the banking, finance & insurance sector and have kept such core securities as Stewart Information Services and HCC Insurance within the portfolio. Healthcare & pharmaceuticals also represents a large portion of the Fund's total net assets as we continually seek new opportunities within this growing sector.

Q: What were some of the Fund's winners and losers during the period?
A: A steady flow of mortgage applications and loans continued throughout the year as homeowners took advantage of low interest rates. With mortgage rates reaching 30-year lows, companies such as Doral Financial, which engages in mortgage banking, benefited from this influx of demand. Coach, which produces and markets an assortment of accessories and handbags, had success in the Japanese market, while domestic sales continued to rise. Healthcare company First Horizon declined during the early part of the fiscal year, along with financial company Radian Group. Both securities were removed early in the period.

Delaware Focused Value Fund

Q: How did the Fund perform during the year?
A: For the fiscal year ended June 30, 2003, your Fund's return of +1.14% (Class A shares at net asset value with distributions reinvested) was better than the performance of its benchmark indexes and 557-fund Lipper peer group, over the same period. The Russell 1000 Value Index, which is one of the benchmarks used to measure the Fund's returns, declined -1.02% during the year ended June 30, 2003. The Lipper Multi-Cap Core Funds Average fell by -0.42%, while the broad-based S&P 500 Index gained +0.25%.

Q: What was your investment approach during the year?
A: Your Fund is managed using a value-oriented approach. We attempt to identify stocks as potential acquisitions using a combination of quantitative analysis, in-house qualitative research, and strict risk controls. We believe this approach is a meaningful step in identifying mispricings that occur within the stock market, and believe it can enable us to outperform relative to our benchmark over the long term. Our management approach is also designed to help manage risk in the Fund and ensure that we remain true to the stated investment style.

Q: Can you describe how performance unfolded during the year?
A: Much of the Fund's outperformance came during the first few months of the fiscal year when the performance of stocks in general was quite weak. As equity markets struggled to new lows in early October 2002, Delaware Focused Value Fund was able to provide some measure of downside protection. While our fiscal first half did bring double-digit negative returns, those returns were better than the performance of the broad U.S. stock market and slightly better than the large-cap Russell 1000 Value Index. After a challenging winter in which stock investors closely watched the turn of events leading up to war in Iraq, the market finally took a turn for the better during the spring. During the calendar quarter that ended June 30, 2003, the Fund managed to recover so that final returns for the fiscal year were positive.

Q: Can you discuss some of the Fund's winners and losers during the period?
A: Financial stocks as a group generally benefited from the low interest rate environment present throughout the year. Both Morgan Stanley and J.P. Morgan Chase were holdings throughout the fiscal year and contributed positively to performance. But government-sponsored mortgage lender Freddie Mac was a negative performer overall, hurt by news earlier this summer that it needed to restate earnings. Poor performers during the year also included Honeywell International and Newell Rubbermaid, as well as commercial transportation company CSX.

As its name suggests, Delaware Focused Value Fund is made up of fewer names than many other large-cap stock funds. With 20 stocks in the portfolio on June 30, 2003, the Fund should enjoy the opportunity to make noteworthy gains when individual stocks perform well. Since we last reported to you at mid-fiscal year, we exited from positions in two healthcare services companies. Our outlook for both Wyeth and Schering Plough dimmed, as both companies were forced to guide analysts' earnings forecasts downward after sub-par quarters. The Fund also held Pfizer in this sector, which is the world's largest pharmaceutical manufacturer and owner of the world's largest research and development budget for new drug development. We were pleased to be able to add Pfizer during the second half of our fiscal year, as the stock was trading at a slight discount to its peer group.

Going forward, we will remain committed to our value-oriented process of bottom-up stock selection, seeking a diversified portfolio that provides strong opportunity for long-term capital appreciation while taking into account risk.

Delaware Health Care Fund

Q: How did the Fund perform during the year?
A: For the fiscal year ended June 30, 2003, Delaware Health Care Fund returned +11.16% (Class A shares at net asset value with distributions reinvested). The Fund's peer group, which is measured by the 197 funds composing the Lipper Healthcare/Biotechnology Funds Average, performed slightly better, returning +11.70%. In comparison, the S&P 500 Index, which is the Fund's benchmark, gained just +0.25% during the period. This report marks the Fund's first complete fiscal year (July 1 through June 30) since its inception on July 31, 2001.

Q: What are the Funds objectives and what is your approach to the healthcare markets?
A: Using the healthcare industry as its main focus, the Fund attempts to provide long-term capital appreciation to its shareholders. While most other mutual funds purchase securities from various sectors of the market, Delaware Health Care Fund is sector focused and invests primarily in those companies operating directly in the healthcare industry. By using sub-sectors such as hospitals, biotechnology, and healthcare devices, the Fund is able to maintain a competitive diversification strategy. We search for healthcare companies that are leaders in their respective sector and implement a bottom-up approach to security selection.

Q: Which holdings added/detracted from performance during the period?
A: Stryker was one of the Fund's best-performing stocks, gaining 34 percent during the year. Strong shipments from its reconstructive and spinal implants and power surgical instruments helped the company improve gross margins. We acquired Align Technology in the Fund's second half and have been very pleased with its performance. Since the beginning of 2003, the stock has risen over 300 percent as its lone product, Invisalign, has started to gain attention abroad.

Hospital owner and healthcare service provider Province Healthcare has been grappling with the high demand for its services as more seniors are generally starting to live longer and drugs are becoming more expensive. Province Healthcare is no longer a holding of the Fund. The biggest U.S. hospital chain, HCA, also struggled during the year, with some investors citing concerns about bad debt and lower earnings.

Q: What was the general sentiment surrounding healthcare during the year?
A: Healthcare-related companies felt the lows of the market when the period started in July. Most companies were able to rebound in August, and sustain neutral ground during the fourth quarter of 2002. During the past six months, the healthcare industry as a whole started to experience gains, culminating in strong quarterly returns by June 30, 2003.

Generally speaking, more healthcare companies are turning toward technology to alleviate certain costs related to vendors and suppliers. Often, we see other issues arise from this trend. Doctors need to learn the new technologies, a process which takes time away from caring for patients. Costs are also an issue throughout the industry in many respects, as programs are becoming more costly and often do not easily fit into budgets. We continue to monitor these issues as they influence the outlook for particular stocks. In all, we consider the prospects for growth in the healthcare industry to be extremely promising over the long term. We continue to seek those companies that fit our criteria and can provide a portfolio that may be able to fit your long-term investment needs.

Fund Performance Summary+

Average Annual Total Returns
For the period ended June 30, 2003
                                                        Lifetime     One Year
                                                        --------     --------
Delaware Focused Growth Fund
  Class A (Est. 12/29/99)
     Excluding Sales Charge                              -5.71%       +1.03%
     Including Sales Charge                              -7.30%       -4.72%
Institutional Class                                      -5.71%       +1.03%
Lipper Large-Cap Growth Funds Average (703 funds)       -16.94%*      -0.76%
Standard & Poor's 500 Index                              -9.78%*      +0.25%

Delaware Focused Value Fund
  Class A (Est. 12/29/99)
    Excluding Sales Charge                               -7.31%       +1.14%
    Including Sales Charge                               -8.86%       -4.61%
Institutional Class                                      -7.31%       +1.14%
Lipper Multi-Cap Core Funds Average (557 funds)          -7.19%*      -0.42%
Standard & Poor's 500 Index                              -9.78%*      +0.25%
Russell 1000 Value Index                                 -1.39%*      -1.02%

Delaware Health Care Fund
  Class A (Est. 7/31/01)
    Excluding Sales Charge                               -2.23%      +11.16%
    Including Sales Charge                               -5.21%       +4.81%
Institutional Class                                      -2.23%      +11.16%
Lipper Healthcare/Biotechnology Funds
   Average (197 funds)                                   -7.22%**    +11.70%
Standard & Poor's 500 Index                              -9.24%**     +0.25%

Returns shown above assume reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund during the periods shown and had such charges been imposed, returns would have been lower. No Class B, C, or R shares were offered for the Delaware Focused Growth Fund, Delaware Focused Value Fund and Delaware Health Care Fund during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper categories represent the average return of specific mutual funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 1000 Value Index measures the performance of those large-cap companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This annual report is for the information of Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund shareholders. The current prospectuses for the Funds set forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statement of Additional Information.

 +Please see the following pages for line graphs on each Fund's performance since inception.
 *Assumes a start date of December 31, 1999.
**Assumes a start date of July 31, 2001.

Delaware Focused Growth Fund

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of June 30, 2003
$1.72 million

Number of Holdings:
As of June 30, 2003
30

Fund Start Date:
December 29, 1999

Your Fund Manager:

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Nasdaq Symbols:
Class A:              DLCAX
Institutional Class:  DLCIX

Delaware Focused Value Fund

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of June 30, 2003
$1.57 million

Number of Holdings:
As of June 30, 2003
20

Fund Start Date:
December 29, 1999

Your Fund Managers:

J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a CFA charterholder.

Timothy G. Connors joined Delaware Investments in 1997 after serving as a principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research. He has been managing Focused Value Fund since its inception.

Nasdaq Symbols:
Class A:             DREAX
Institutional Class: DREIX

Delaware Health Care Fund

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of June 30, 2003
$1.92 million

Number of Holdings:
As of June 30, 2003
34

Fund Start Date:
July 31, 2001

Your Fund Manager:

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Nasdaq Symbols:
Class A:             DHSAX
Institutional Class: DHSIX

Performance of a $10,000 Investment
December 29, 1999 (Fund's inception) to June 30, 2003



               Delaware Focused Growth
                Fund - Class A Shares                 S&P 500 Index

Dec. 99              $ 9,446                            $10,000
Jun. 00              $11,585                            $ 9,958
Dec. 00              $ 9,876                            $ 9,089
Jun. 01              $ 9,641                            $ 8,481
Dec. 01              $ 9,471                            $ 8,009
Jun. 02              $ 7,588                            $ 6,955
Dec. 02              $ 6,973                            $ 6,239
Jun. 03              $ 7,666                            $ 6,973


Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An expense limitation was in effect for all classes of the Fund during the periods shown, in addition, the distributor has waived all 12b-1 fees during the periods shown for Class A shares. Performance would have been lower had this waiver and expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
December 29, 1999 (Fund's inception) to June 30, 2003

               Delaware Focused
                 Value Fund -                              Russell 1000
                Class A Shares        S&P 500 Index         Value Index

Dec. 99            $9,490               $10,000              $10,000
Jun. 00            $9,157               $ 9,958              $ 9,577
Dec. 00            $8,648               $ 9,089              $10,704
Jun. 01            $8,866               $ 8,481              $10,569
Dec. 01            $8,071               $ 8,009              $10,105
Jun. 02            $7,139               $ 6,955              $ 9,622
Dec. 02            $6,476               $ 6,239              $ 8,537
Jun. 03            $7,221               $ 6,973              $ 9,525


Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index and the Russell 1000 Value Index at that month's end, December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An expense limitation was in effect for all classes of the Fund during the periods shown, in addition, the distributor has waived all 12b-1 fees during the periods shown for Class A shares. Performance would have been lower had this waiver and expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
July 31, 2001 (Fund's inception) to June 30, 2003


                      Delaware Health Care Fund -
                           Class A Shares                S&P 500 Index

July 01                    $ 9,425                         $10,000
Sept. 01                   $ 9,314                         $ 8,617
Dec. 01                    $10,906                         $ 9,538
Mar. 02                    $ 9,541                         $ 9,564
June 02                    $ 8,132                         $ 8,283
Sept. 02                   $ 7,125                         $ 6,852
Dec. 02                    $ 7,572                         $ 7,430
Mar. 02                    $ 7,807                         $ 7,195
June 03                    $ 9,027                         $ 8,304


Chart assumes $10,000 invested on July 31, 2001 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An expense limitation was in effect for all classes of the Fund during the periods shown, in addition, the distributor has waived all 12b-1 fees during the periods shown for Class A shares. Performance would have been lower had this waiver and expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets

DELAWARE FOCUSED GROWTH FUND

June 30, 2003

                                                                                      Number of            Market
                                                                                       Shares              Value
Common Stock- 93.77%
Banking, Finance & Insurance - 18.50%
Allegiant Bancorp                                                                         2,500          $  50,625
Doral Financial                                                                             700             31,255
Fidelity National Financial                                                               1,900             58,444
HCC Insurance                                                                             2,500             73,925
Hilb, Rogal & Hamilton                                                                    1,500             51,060
+Stewart Information Services                                                             1,900             52,915
                                                                                                         ---------
                                                                                                           318,224
                                                                                                         ---------
Business Services - 10.07%
E.W. Scripps                                                                                600             53,232
+Fisher Scientific International                                                          1,500             52,350
+Kroll                                                                                    2,500             67,650
                                                                                                         ---------
                                                                                                           173,232
                                                                                                         ---------
Consumer Durables - 3.39%
+Gentex                                                                                   1,500             45,915
KB HOME                                                                                     200             12,396
                                                                                                         ---------
                                                                                                            58,311
                                                                                                         ---------
Consumer Non-Durables - 14.34%
+American Italian Pasta Class A                                                           1,500             62,475
+Coach                                                                                    1,400             69,636
+Krispy Kreme Doughnuts                                                                   2,000             82,360
Wal-Mart Stores                                                                             600             32,202
                                                                                                         ---------
                                                                                                           246,673
                                                                                                         ---------
Consumer Services - 7.55%
+Brinker International                                                                      900             32,418
+Cox Communications Class A                                                               1,500             47,850
Gray Television Class B                                                                   4,000             49,600
                                                                                                         ---------
                                                                                                           129,868
                                                                                                         ---------
Healthcare & Pharmaceuticals - 15.77%
+CIMA Labs                                                                                2,500             67,225
+Conceptus                                                                                4,000             56,200
+Nektar Therapeutics                                                                      5,000             46,150
Pfizer                                                                                    1,500             51,225
+WellPoint Health Networks                                                                  600             50,580
                                                                                                         ---------
                                                                                                           271,380
                                                                                                         ---------
Technology - 17.65%
+Cisco Systems                                                                            3,200             53,088
Intel                                                                                     3,000             62,352
+L-3 Communications                                                                       1,300             56,537
Microsoft                                                                                 2,000             51,220
+O2Micro International                                                                    5,000             80,550
                                                                                                         ---------
                                                                                                           303,747
                                                                                                         ---------
Transportation & Shipping - 6.50%
+Heartland Express                                                                        2,000             44,500
+Ryanair Holdings ADR                                                                     1,500             67,350
                                                                                                         ---------
                                                                                                           111,850
                                                                                                         ---------
Total Common Stock (cost $1,397,521)                                                                     1,613,285
                                                                                                         =========

                                                                                      Principal
                                                                                        Amount
Repurchase Agreements- 6.04%
With BNP Paribas 1.08% 7/1/03
(dated 6/30/03, collateralized by $33,300
U.S. Treasury Notes 1.625% due 1/31/05, market value
$33,754)                                                                                $33,070             33,070

Repurchase Agreements (continued)                                                     Principal            Market
                                                                                        Amount             Value
With Cantor Fitzgerald 1.12% 7/1/03
(dated 6/30/03, collateralized by $4,700
U.S. Treasury Notes 3.00% due 2/29/04,
market value $4,780 and $20,700 U.S Treasury Notes
5.250% due 5/15/04, market value $21,575)
                                                                                        $25,830            $25,830

With J. P. Morgan Securities 1.07% 7/1/03
(dated 6/30/03, collateralized by $11,700
U.S. Treasury Notes 11.875% due 11/15/03, market
value $12,296)                                                                           12,030             12,030

With UBS Warburg 1.08% 7/1/03
(dated 6/30/03, collateralized by $33,200
U.S. Treasury Notes 2.125% due 8/31/04, market
value $33,787)                                                                           33,070             33,070
                                                                                                        ----------
Total Repurchase Agreements (cost $104,000)                                                                104,000
                                                                                                        ==========

Total Market Value of Securities - 99.81%
   (cost $1,501,521)                                                                                     1,717,285
Receivables and Other Assets Net of Liabilities - 0.19%                                                      3,333
                                                                                                        ----------
Net Assets Applicable to 293,422 Shares Outstanding - 100.00%                                           $1,720,618
                                                                                                        ==========
Net Asset Value - Delaware Focused Growth Fund Class A
   ($92,514 / 15,776 Shares)                                                                                 $5.86
                                                                                                             -----
Net Asset Value - Delaware Focused Growth Fund Institutional Class
   ($1,628,104 / 277,646 Shares)                                                                             $5.86
                                                                                                             -----
Components of Net Assets at June 30, 2003:
Shares of beneficial interest (unlimited authorization - no par)                                        $2,511,565
Accumulated net realized loss on investments                                                            (1,006,711)
Net unrealized appreciation of investments                                                                 215,764
                                                                                                        ----------
Total net assets                                                                                        $1,720,618
                                                                                                        ==========
+Non-income producing security for the year ended June 30, 2003.

ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
   Delaware Focused Growth Fund
Net asset value Class A (A)                                                                                  $5.86
Sales charge (5.75% of offering price, or 6.14% of amount invested per share) (B)                             0.36
                                                                                                              ----
Offering price                                                                                               $6.22
                                                                                                             -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of Net Assets

DELAWARE FOCUSED VALUE FUND

June 30, 2003

                                                                                      Number of            Market
                                                                                       Shares              Value
Common Stock - 98.88%
Aerospace & Defense  - 10.22%
Honeywell International                                                                   2,900          $  77,865
Raytheon                                                                                  2,500             82,100
                                                                                                         ---------
                                                                                                           159,965
                                                                                                         ---------
Banking - 10.21%
Comerica                                                                                  1,600             74,400
J.P. Morgan Chase                                                                         2,500             85,450
                                                                                                         ---------
                                                                                                           159,850
                                                                                                         ---------
Chemicals - 4.52%
DuPont (E.I.) deNemours                                                                   1,700             70,788
                                                                                                         ---------
                                                                                                            70,788
                                                                                                         ---------
Computers & Technology - 14.85%
Intel                                                                                     3,700             76,901
Microsoft                                                                                 3,400             87,074
+Oracle                                                                                   5,700             68,514
                                                                                                         ---------
                                                                                                           232,489
                                                                                                         ---------
Energy - 4.86%
Kerr-McGee                                                                                1,700             76,160
                                                                                                         ---------
                                                                                                            76,160
                                                                                                         ---------
Finance - 9.55%
Freddie Mac                                                                               1,600             81,232
Morgan Stanley                                                                            1,600             68,400
                                                                                                         ---------
                                                                                                           149,632
                                                                                                         ---------
Food, Beverage & Tobacco - 4.99%
Kraft Foods Class A                                                                       2,400             78,120
                                                                                                         ---------
                                                                                                            78,120
                                                                                                         ---------
Healthcare & Pharmaceuticals - 10.35%
HCA                                                                                       2,500             80,100
Pfizer                                                                                    2,400             81,960
                                                                                                         ---------
                                                                                                           162,060
                                                                                                         ---------
Leisure, Lodging & Entertainment - 4.79%
Walt Disney                                                                               3,800             75,050
                                                                                                         ---------
                                                                                                            75,050
                                                                                                         ---------
Retail - 5.07%
Target                                                                                    2,100             79,464
                                                                                                         ---------
                                                                                                            79,464
                                                                                                         ---------
Telecommunications - 10.04%
+Comcast Class A                                                                          2,500             75,450
SBC Communications                                                                        3,200             81,760
                                                                                                         ---------
                                                                                                           157,210
                                                                                                         ---------
Textiles, Apparel & Furniture - 5.01%
Newell Rubbermaid                                                                         2,800             78,400
                                                                                                         ---------
                                                                                                            78,400
                                                                                                         ---------
Transportation & Shipping - 4.42%
CSX                                                                                       2,300             69,207
                                                                                                         ---------
                                                                                                            69,207
                                                                                                         ---------
Total Common Stock (cost $1,512,310)                                                                     1,548,395
                                                                                                         =========
                                                                                      Principal
                                                                                       Amount
Repurchase Agreements - 1.02%
With BNP Paribas 1.08% 7/1/03
(dated 6/30/03, collateralized by $5,120
U.S. Treasury Notes 1.625% due 1/31/05, market
value $5,193).                                                                           $5,090              5,090

Repurchase Agreements (continued)                                                     Principal            Market
                                                                                        Amount             Value
With Cantor Fitzgerald 1.12% 7/1/03
(dated 6/30/03, collateralized by $720
U.S. Treasury Notes 3.00% due 2/29/04,
market value $735 and $3,180 U.S. Treasury Notes
5.25% due 5/15/04, market value $3,319)                                                  $3,970             $3,970

With J. P. Morgan Securities 1.07% 7/1/03
(dated 6/30/03, collateralized by $1,790
U.S. Treasury Notes 11.875% due 11/15/03, market
value $1,892)                                                                             1,850              1,850

With UBS Warburg 1.08% 7/1/03
(dated 6/30/03, collateralized by $5,100
U.S. Treasury Notes 2.125% due 8/31/04, market
value $5,198)                                                                             5,090              5,090
                                                                                                        ----------
Total Repurchase Agreements (cost $16,000)                                                                  16,000
                                                                                                        ==========
Total Market Value of Securities - 99.90%
   (cost $1,528,310)                                                                                     1,564,395

Receivables and Other Assets Net of Liabilities - 0.10%                                                      1,633
                                                                                                        ----------

Net Assets Applicable to 256,196 Shares Outstanding - 100.00%                                           $1,566,028
                                                                                                        ==========
Net Asset Value - Delaware Focused Value Fund Class A
   ($32,913 / 5,384 Shares)                                                                                  $6.11
                                                                                                             -----
Net Asset Value - Delaware Focused Value Fund Institutional Class
   ($1,533,115 / 250,812 Shares)                                                                             $6.11
                                                                                                             -----

Components of Net Assets at June 30, 2003:
Shares of beneficial interest (unlimited authorization-no par)                                          $3,051,635
Undistributed net investment income                                                                         10,273
Accumulated net realized loss on investments                                                            (1,531,965)
Net unrealized appreciation on investments                                                                  36,085
                                                                                                        ----------
Total net assets                                                                                        $1,566,028
                                                                                                        ==========

+Non-income producing security for the year ended June 30, 2003.

Net Asset Value and Offering Price per Share -
   Delaware Focused Value Fund
Net asset value Class A (A)                                                                                  $6.11
Sales charge (5.75% of offering price, or 6.06% of amount invested per share) (B)                             0.37
                                                                                                             -----
Offering price                                                                                               $6.48
                                                                                                             =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of Net Assets

DELAWARE HEALTH CARE FUND

June 30, 2003

                                                                                      Number of            Market
                                                                                        Shares             Value
Common Stock- 82.38%
Biotechnology - 12.25%
+Cubist Pharmaceuticals                                                                   6,500         $   69,290
+Cv Theraputics                                                                           1,800             53,388
+Neurocrine Biosciences                                                                   1,100             54,934
+Tanox Biosystems                                                                         3,000             48,150
+Trimeris                                                                                   200              9,136
                                                                                                        ----------
                                                                                                           234,898
                                                                                                        ----------
Biotechnology/Diversified - 13.18%
+Amgen                                                                                      900             60,282
+Exelixis                                                                                 7,200             49,968
+Idec Pharmaceuticals                                                                     1,100             37,400
+Medimmune                                                                                1,500             54,555
+Xoma                                                                                     9,500             50,635
                                                                                                        ----------
                                                                                                           252,840
                                                                                                        ----------
Healthcare & Pharmaceuticals - 18.24%
+Align Technology                                                                         4,900             61,495
+Enzon                                                                                    2,900             36,308
+Intrabiotics Pharmaceuticals                                                             2,000              8,000
Johnson & Johnson                                                                           600             31,020
+Nektar Therapeutics                                                                     10,300             95,069
Pfizer                                                                                    1,000             34,150
+Protein Design Labs                                                                      6,000             83,880
                                                                                                        ----------
                                                                                                           349,922
                                                                                                        ----------
Healthcare/Devices - 7.43%
+Conceptus                                                                                6,200             87,110
Stryker                                                                                     800             55,496
                                                                                                        ----------
                                                                                                           142,606
                                                                                                        ----------
Healthcare/Services - 3.35%
+Humana                                                                                   2,800             42,280
+Rehabcare Group                                                                          1,500             21,975
                                                                                                        ----------
                                                                                                            64,255
                                                                                                        ----------
Hospitals - 2.54%
HCA                                                                                         900             28,836
+Triad Hospitals                                                                            800             19,856
                                                                                                        ----------
                                                                                                            48,692
                                                                                                        ----------
Pharmaceuticals - 25.39%
Abbott Laboratories                                                                         500             21,880
Allergan                                                                                    500             38,550
+CIMA Labs                                                                                1,700             45,713
+Forest Laboratories                                                                        800             43,800
+Inspire Pharmaceuticals                                                                  5,100             55,080
Medicis Pharmaceutical Class A                                                              800             45,360
+Millennium Pharmaceuticals                                                               3,800             59,774
+Noven Pharmaceuticals                                                                    5,000             51,200
+Pain Therapeutics                                                                       14,000             90,440
Schering-Plough                                                                           1,900             35,340
                                                                                                        ----------
                                                                                                           487,137
                                                                                                        ----------
Total Common Stock (cost $1,485,423)                                                                     1,580,350
                                                                                                        ==========

                                                                                      Principal            Market
                                                                                        Amount             Value
Discount Note- 17.20%
Fannie Mae 1.12% 7/11/03                                                               $330,000         $  329,897
                                                                                                        ----------
Total Discount Note (cost $329,897)                                                                        329,897
                                                                                                        ==========


Total Market Value of Securities - 99.58%
   (cost $1,815,320)                                                                                     1,910,247

Receivables and Other Assets Net of Liabilities - 0.42%                                                      8,013
                                                                                                        ----------
Net Assets Applicable to 237,828 Shares Outstanding - 100.00%                                           $1,918,260
                                                                                                        ==========

Net Asset Value - Delaware Health Care Fund Class A
   ($3,799 / 471 Shares)                                                                                     $8.07
                                                                                                             -----
Net Asset Value - Delaware Health Care Fund Institutional Class
   ($1,914,461 / 237,357 Shares)                                                                             $8.07
                                                                                                             -----
Components of Net Assets at June 30, 2003:
Shares of beneficial interest (unlimited authorization-no par)                                          $2,014,434
Accumulated net realized loss on investments                                                              (191,101)
Net unrealized appreciation on investments                                                                  94,927
                                                                                                        ----------
Total net assets                                                                                        $1,918,260
                                                                                                        ==========
+Non-income producing security for the year ended June 30, 2003.

Net Asset Value and Offering Price per Share -
   Delaware Health Care Fund
Net asset value Class A (A)                                                                                  $8.07
Sales charge (5.75% of offering price, or 6.07% of amount invested per share) (B)                             0.49
                                                                                                             -----
Offering price                                                                                               $8.56
                                                                                                             =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements of Operations

                                                                     Delaware                 Delaware                Delaware
                                                                      Focused                 Focused                  Health
                                                                      Growth                   Value                    Care
Year Ended June 30, 2003                                               Fund                     Fund                    Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                            $  4,951                 $ 37,738               $   3,886
Interest                                                                1,391                      106                   2,160
                                                                     --------                 --------               ---------
                                                                        6,342                   37,844                   6,046
                                                                     --------                 --------               ---------

Expenses:
Management fees                                                        10,037                   14,296                  12,400
Registration fees                                                       2,405                    3,193                   4,770
Dividend disbursing and transfer agent fees and expenses                1,924                    1,530                   1,575
Reports and statements to shareholders                                    999                    8,103                   1,088
Trustees' fees                                                            742                    1,088                   1,066
Accounting and administration expenses                                    696                      643                     740
Custodian fees                                                            205                      460                   1,483
Distribution expenses - Class A                                           221                      145                       9
Professional fees                                                         116                      157                     196
Other                                                                     787                      850                     882
                                                                     --------                 --------               ---------
                                                                       18,132                   30,465                  24,209
Less expenses absorbed or waived                                       (6,316)                 (15,990)                (11,672)
Less waived distribution expenses - Class A                              (221)                    (145)                     (9)
Less expenses paid indirectly                                             (47)                     (34)                   (130)
                                                                     --------                 --------               ---------
Total expenses                                                         11,548                   14,296                  12,398
                                                                     --------                 --------               ---------

Net Investment Income (Loss)                                           (5,206)                  23,548                  (6,352)
                                                                     --------                 --------               ---------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                     (342,305)                (266,971)                (83,079)
Net change in unrealized appreciation/depreciation
  of investments                                                      367,018                  254,118                 280,740
                                                                     --------                 --------               ---------

Net Realized and Unrealized Gain (Loss) on Investments                 24,713                  (12,853)                197,661
                                                                     --------                 --------               ---------

Net Increase in Net Assets Resulting from Operations                 $ 19,507                 $ 10,695               $ 191,309
                                                                     ========                 ========               =========

See accompanying notes

Statements of Changes in Net Assets

                                                           Delaware Focused         Delaware Focused          Delaware Health
                                                              Growth Fund              Value Fund               Care Fund
                                                     -------------------------------------------------------------------------------

                                                         Year         Year         Year          Year         Year       7/31/01*
                                                        Ended         Ended        Ended        Ended         Ended         to
                                                       6/30/03       6/30/02      6/30/03      6/30/02       6/30/03      6/30/02
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                         $   (5,206)  $   (1,041)  $   23,548    $   24,128   $   (6,352)    $    6,887
Net realized loss on investments                       (342,305)    (114,913)    (266,971)     (627,577)     (83,079)       (97,250)
Net change in unrealized appreciation/
  depreciation of investments                           367,018     (343,776)     254,118      (143,596)     280,740       (185,813)
                                                     ------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        19,507     (459,730)      10,695      (747,045)     191,309       (276,176)
                                                     ------------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
   Class A                                                    -         (589)        (965)       (1,143)           -              -
   Institutional Class                                        -      (10,229)     (20,833)      (36,022)           -         (8,706)

Net realized gain on investments:
   Institutional Class                                        -            -            -             -            -        (10,824)
                                                     ------------------------------------------------------------------------------
                                                              -      (10,818)     (21,798)      (37,165)           -        (19,530)
                                                     ------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A                                               12,341       19,375        1,040         2,757        3,625          9,522
   Institutional Class                                        -            -            -             -            -      1,999,993

Net asset value of shares issued upon reinvestment
   of dividends and distributions:
   Class A                                                    -          589          965         1,143            -              -
   Institutional Class                                        -       10,229       20,847        36,022            -         19,533
                                                     ------------------------------------------------------------------------------
                                                         12,341       30,193       22,852        39,922        3,625      2,029,048
                                                     ------------------------------------------------------------------------------
Cost of shares repurchased:
   Class A                                               (2,307)     (34,600)     (43,107)         (276)      (2,163)        (7,853)
   Institutional Class                                        -            -            -    (3,055,660)           -              -
                                                     ------------------------------------------------------------------------------
                                                         (2,307)     (34,600)     (43,107)   (3,055,936)      (2,163)        (7,853)
                                                     ------------------------------------------------------------------------------
Increase (decrease) in net assets derived from
  capital share transactions                             10,034       (4,407)     (20,255)   (3,016,014)       1,462      2,021,195
                                                     ------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                    29,541     (474,955)     (31,358)   (3,800,224)     192,771      1,725,489

Net Assets:
Beginning of period                                   1,691,077    2,166,032    1,597,386     5,397,610    1,725,489              -
                                                     ------------------------------------------------------------------------------
End of period                                        $1,720,618   $1,691,077   $1,566,028    $1,597,386   $1,918,260     $1,725,489
                                                     ==============================================================================

* Date of commencement of operations.

See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Focused Growth Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                           Year                   Year                 Year            12/29/99(1)
                                                           Ended                  Ended               Ended                to
                                                          6/30/03                6/30/02             6/30/01            6/30/00
Net asset value, beginning of period                     $ 5.800                $ 7.410              $10.450             $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                        (0.018)                (0.004)               0.113               0.127
   Net realized and unrealized gain (loss) on
     investments                                           0.078                 (1.569)              (1.546)              1.823
                                                         -------                -------              -------             -------
   Total from investment operations                        0.060                 (1.573)              (1.433)              1.950
                                                         -------                -------              -------             -------

Less dividends and distributions from:
   Net investment income                                       -                 (0.037)              (0.207)                  -
   Net realized gain on investments                            -                      -               (1.400)                  -
                                                         -------                -------              -------             -------
   Total dividends and distributions                           -                 (0.037)              (1.607)                  -
                                                         -------                -------              -------             -------

Net asset value, end of period                           $ 5.860                $ 5.800              $ 7.410             $10.450
                                                         =======                =======              =======             =======

Total return(3)                                            1.03%                (21.30%)             (16.78%)             22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                 $ 93                   $ 80                $ 121                $ 40
    Ratio of expenses to average net assets                0.75%                  0.72%                0.75%               0.75%
    Ratio of expenses to average net assets prior
       to expense limitation and expenses paid
       indirectly                                          1.45%                  1.36%                1.31%               1.30%
    Ratio of net investment income (loss) to average
       net assets                                         (0.34%)                (0.06%)               1.41%               2.54%
    Ratio of net investment income (loss) to average
       net assets prior to expense limitation and
       expenses paid indirectly                           (1.04%)                (0.70%)               0.85%               1.99%
    Portfolio turnover                                      126%                   257%                 245%                304%

----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Focused Growth Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                           Year                   Year                 Year            12/29/99(1)
                                                           Ended                  Ended               Ended                to
                                                          6/30/03                6/30/02             6/30/01            6/30/00
Net asset value, beginning of period                     $ 5.800                $ 7.410              $10.450             $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                        (0.018)                (0.004)               0.113               0.127
   Net realized and unrealized gain (loss) on
     investments                                           0.078                 (1.569)              (1.546)              1.823
                                                         -------                -------              -------             -------
   Total from investment operations                        0.060                 (1.573)              (1.433)              1.950
                                                         -------                -------              -------             -------

Less dividends and distributions from:
   Net investment income                                       -                 (0.037)              (0.207)                  -
   Net realized gain on investments                            -                      -               (1.400)                  -
                                                         -------                -------              -------             -------
   Total dividends and distributions                           -                 (0.037)              (1.607)                  -
                                                         -------                -------              -------             -------

Net asset value, end of period                           $ 5.860                $ 5.800              $ 7.410             $10.450
                                                         =======                =======              =======             =======

Total return(3)                                            1.03%                (21.30%)             (16.78%)             22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)              $ 1,628                $ 1,611              $ 2,045             $ 2,458
    Ratio of expenses to average net assets                0.75%                  0.72%                0.75%               0.75%
    Ratio of expenses to average net assets prior
       to expense limitation and expenses paid
       indirectly                                          1.16%                  1.11%                1.06%               1.05%
    Ratio of net investment income (loss) to average
       net assets                                         (0.34%)                (0.06%)               1.41%               2.54%
    Ratio of net investment income (loss) to average
       net assets prior to expense limitation and
       expenses paid indirectly                           (0.75%)                (0.45%)               1.10%               2.24%
    Portfolio turnover                                      126%                   257%                 245%                304%

------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Focused Value Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                           Year                   Year                 Year            12/29/99(1)
                                                           Ended                  Ended               Ended                to
                                                          6/30/03                6/30/02             6/30/01            6/30/00
Net asset value, beginning of period                     $ 6.140                $ 7.710              $ 8.260             $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                0.091                  0.056                0.044              0.3294
   Net realized and unrealized loss on
     investments                                          (0.037)                (1.535)              (0.291)             (0.569)
                                                         -------                -------              -------             -------
   Total from investment operations                        0.054                 (1.479)              (0.247)             (0.240)
                                                         -------                -------              -------             -------

Less dividends and distributions from:
   Net investment income                                  (0.084)                (0.091)              (0.303)                  -
                                                         -------                -------              -------             -------
   Total dividends and distributions                      (0.084)                (0.091)              (0.303)                  -
                                                         -------                -------              -------             -------

Net asset value, end of period                           $ 6.110                $ 6.140              $ 7.710             $ 8.260
                                                         =======                =======              =======             =======

Total return(3)                                            1.14%                (19.48%)              (3.18%)             (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                 $ 33                   $ 80                 $ 97               $ 346
    Ratio of expenses to average net assets                1.00%                  1.00%                0.97%               0.75%
    Ratio of expenses to average net assets
       prior to expense limitation and expenses
       paid indirectly                                     2.41%                  1.43%                1.53%               1.48%
    Ratio of net investment income to average
       net assets                                          1.65%                  0.80%                0.54%               7.46%(4)
    Ratio of net investment income (loss) to
       average net assets prior to expense limitation
       and expenses paid indirectly                        0.24%                  0.37%               (0.02%)              6.73%(4)
    Portfolio turnover                                      153%                   150%                 237%                435%

-------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(4) During the fiscal period ended June 30, 2000, the Delaware Focused Value Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income (loss) to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.31%), respectively.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Focused Value Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                           Year                   Year                 Year            12/29/99(1)
                                                           Ended                  Ended               Ended                to
                                                          6/30/03                6/30/02             6/30/01            6/30/00
Net asset value, beginning of period                     $ 6.140                $ 7.710              $ 8.260             $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                0.091                  0.056                0.042              0.3294
   Net realized and unrealized loss on
     investments                                          (0.037)                (1.535)              (0.289)             (0.569)
                                                         -------                -------              -------             -------
   Total from investment operations                        0.054                 (1.479)              (0.247)             (0.240)
                                                         -------                -------              -------             -------

Less dividends and distributions from:
   Net investment income                                  (0.084)                (0.091)              (0.303)                  -
                                                         -------                -------              -------             -------
   Total dividends and distributions                      (0.084)                (0.091)              (0.303)                  -
                                                         -------                -------              -------             -------

Net asset value, end of period                           $ 6.110                $ 6.140              $ 7.710             $ 8.260
                                                         =======                =======              =======             =======

Total return(3)                                            1.14%                (19.48%)              (3.18%)             (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)              $ 1,533                $ 1,517              $ 5,301             $ 5,473
    Ratio of expenses to average net assets                1.00%                  1.00%                0.97%               0.75%
    Ratio of expenses to average net assets
       prior to expense limitation and expenses
       paid indirectly                                     2.12%                  1.18%                1.28%               1.23%
    Ratio of net investment income to average
       net assets                                          1.65%                  0.80%                0.54%               7.46%(4)
    Ratio of net investment income to average
       net assets prior to expense limitation and
       expenses paid indirectly                            0.53%                  0.62%                0.23%               6.98%(4)
    Portfolio turnover                                      153%                   150%                 237%                435%

-------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) During the fiscal period ended June 30, 2000, the Delaware Focused Value Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.06%), respectively.

See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Health Care Fund Class A
---------------------------------------------------------------------------------------------------------------
                                                                                Year                 7/31/01(1)
                                                                                Ended                   to
                                                                               6/30/03                6/30/02
Net asset value, beginning of period                                           $ 7.260                $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                                              (0.027)                 0.032
   Net realized and unrealized gain (loss) on investments                        0.837                 (1.189)
                                                                               -------                -------
   Total from investment operations                                              0.810                 (1.157)
                                                                               -------                -------

Less dividends and distributions from:
   Net investment income                                                             -                 (0.037)
   Net realized gain on investments                                                  -                 (0.046)
                                                                               -------                -------
   Total dividends and distributions                                                 -                 (0.083)
                                                                               -------                -------

Net asset value, end of period                                                 $ 8.070                $ 7.260
                                                                               =======                =======

Total return(3)                                                                 11.16%                (13.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                                         $ 4                    $ 2
   Ratio of expenses to average net assets                                       0.75%                  0.75%
   Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                   1.75%                  2.10%
   Ratio of net investment income (loss) to average net assets                  (0.38%)                 0.38%
   Ratio of net investment a loss to average net assets prior
       to expense limitation and expenses paid indirectly                       (1.38%)                (0.97%)
   Portfolio turnover                                                              45%                    76%

--------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Health Care Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------
                                                                                Year                 7/31/01(1)
                                                                                Ended                   to
                                                                               6/30/03                6/30/02
Net asset value, beginning of period                                           $ 7.260                $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                                              (0.027)                 0.032
   Net realized and unrealized gain (loss) on investments                        0.837                 (1.189)
                                                                               -------                -------
   Total from investment operations                                              0.810                 (1.157)
                                                                               -------                -------

Less dividends and distributions from:
   Net investment income                                                             -                 (0.037)
   Net realized gain on investments                                                  -                 (0.046)
                                                                               -------                -------
   Total dividends and distributions                                                 -                 (0.083)
                                                                               -------                -------

Net asset value, end of period                                                 $ 8.070                $ 7.260
                                                                               =======                =======

Total return(3)                                                                 11.16%                (13.84%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                    $ 1,914                $ 1,724
    Ratio of expenses to average net assets                                      0.75%                  0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                   1.46%                  1.85%
    Ratio of net investment income (loss) to average net assets                 (0.38%)                 0.38%
    Ratio of net investment loss to average net assets prior
       to expense limitation and expenses paid indirectly                       (1.09%)                (0.72%)
    Portfolio turnover                                                             45%                    76%

-------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to Financial Statements

June 30, 2003

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to Delaware Focused Growth Fund, Delaware Focused Value Fund and Delaware Health Care Fund (each a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of June 30, 2003, only Class A and Institutional Class of each Fund have commenced operations.

The investment objective of the Funds is to seek to provide long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and distributions from net realized capital gain on investments, if any, annually.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such months. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended June 30, 2003 were as follows:

                               Delaware        Delaware
                                Focused         Focused      Delaware Health
                              Growth Fund     Value Fund        Care Fund
Commission reimbursements        $37             $34              $40
Earnings credits                  10               -               90

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                     Delaware               Delaware              Delaware
                                                      Focused                Focused               Health
                                                    Growth Fund            Value Fund             Care Fund
                                               -----------------------------------------------------------------
On the first $500 million                              0.65%                  1.00%                 0.75%
On the next $500 million                               0.60%                  0.95%                 0.70%
On the next $1.5 billion                               0.55%                  0.90%                 0.65%
In excess of $2.5 billion                              0.50%                  0.85%                 0.60%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through February 28, 2004 as shown below.

                                                    Delaware              Delaware            Delaware
                                                     Focused              Focused              Health
                                                   Growth Fund           Value Fund           Care Fund
                                              -------------------------------------------------------------
The operating expense limitation as a
  percentage of average daily net assets (per
  annum)                                              0.75%                1.00%                0.75%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has elected to waive the distribution fees through February 28, 2004 for the Delaware Focused Growth, Delaware Focused Value, and Delaware Health Care Funds. No distribution expenses are paid by the Institutional Class shares.

At June 30, 2003, each Fund had liabilities payable to affiliates as follows:

                                                          Delaware            Delaware          Delaware
                                                          Focused             Focused            Health
                                                          Growth               Value              Care
                                                           Fund                Fund               Fund
                                                       ---------------------------------------------------
Investment management fee
  payable to DMC                                           $918                $63                $176
Dividend disbursing, transfer agent
  fees, accounting and other expenses
  payable from  DSC                                         350                320                 308
Other expenses payable to DMC
  and affiliates                                            150                138                 167

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended June 30, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                     Delaware             Delaware              Delaware
                     Focused              Focused                Health
                    Growth Fund          Value Fund             Care Fund
                 ---------------------------------------------------------------
Purchases            $1,842,883          $2,190,052              $622,592
Sales                 1,841,688           2,219,192               622,379

At June 30, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                   Delaware              Delaware              Delaware
                                                    Focused              Focused                Health
                                                  Growth Fund           Value Fund            Care Fund
                                              --------------------------------------------------------------
Cost of investments                                $1,505,466            $1,548,014            $1,822,373
                                              ==============================================================
Aggregate unrealized appreciation                    $243,296               $83,825              $263,242
Aggregate unrealized depreciation                    (31,477)              (67,444)             (175,368)
                                              --------------------------------------------------------------

Net unrealized appreciation                          $211,819               $16,381               $87,874
                                              ==============================================================

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the periods ended June 30, 2003 and 2002 were as follows:

                        Delaware Focused                Delaware Focused                 Delaware Health
                           Growth Fund                     Value Fund                       Care Fund
                  ---------------------------------------------------------------------------------------------
                      2003           2002            2003            2002            2003             2002
                  ---------------------------------------------------------------------------------------------
Ordinary Income      $    -         $10,818        $21,798          $37,165         $     -          $19,530
                  =============================================================================================

As of June 30, 2003, the components of net assets on a tax basis were as follows:

                                 Delaware Focused     Delaware Focused   Delaware Health
                                   Growth Fund           Value Fund       Care Fund
                                 -------------------------------------------------------
Shares of beneficial
   interest                         $2,511,565           $3,051,635         $2,014,434
Undistributed ordinary
   income                                    -               10,273                  -
Capital loss
   carryforwards                     (914,277)          (1,461,893)          (163,897)
Post-October losses                   (88,489)             (50,368)           (20,151)

Unrealized appreciation
   of investments                      211,819               16,381             87,874
                                 -----------------------------------------------------
Net assets                          $1,720,618           $1,566,028         $1,918,260
                                 =====================================================

For federal income tax purposes, capital loss carryforwards maybe carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                          Delaware Focused         Delaware Focused       Delaware Health
Year of Expiration           Growth Fund              Value Fund             Care Fund
------------------------------------------------------------------------------------------
2009                          $ 46,965                 $334,707              $      -
2010                           507,648                  389,069                     -
2011                           359,665                  738,117               163,897

Post-October losses represent losses realized on investment transactions from November 1, 2002 through June 30, 2003 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

5.  Capital Shares
Transactions in capital shares were as follows:

                                     Delaware Focused                          Delaware Focused
                                        Growth Fund                               Value Fund
                           -----------------------------------------------------------------------------------

                                  Year                Year                  Year                  Year
                                 Ended                Ended                Ended                 Ended
                                6/30/03              6/30/02              6/30/03               6/30/02
                           -----------------------------------------------------------------------------------
Shares sold:
   Class A                       2,355                2,888                   179                   417
   Institutional
   Class                             -                    -                     -                     -

Shares issued upon
   reinvestment of
   dividends and
   distributions:
   Class A                           -                   86                   168                   159
   Institutional
   Class                             -                1,495                 3,645                 4,927
                           -----------------------------------------------------------------------------------
                                 2,355                4,469                 3,992                 5,503
                           -----------------------------------------------------------------------------------

Shares repurchased:
   Class A                       (410)              (5,439)               (8,030)                  (41)
   Institutional
   Class                             -                    -                     -             (445,431)
                           -----------------------------------------------------------------------------------
                                 (410)              (5,439)               (8,030)             (445,472)
                           -----------------------------------------------------------------------------------

Net increase
(decrease)                       1,945                (970)               (4,038)             (439,969)
                           ===================================================================================

                                           Delaware Health
                                              Care Fund
                           ---------------------------------------


                                    Year                  7/31/01*
                                   Ended                     to
                                  6/30/03                  6/30/02
                           ---------------------------------------
Shares sold:
   Class A                           530                    1,120
   Institutional
   Class                               -                  235,295

Shares issued upon
   reinvestment of
   dividends and
   distributions:
   Class A                             -                        -
   Institutional
   Class                               -                    2,062
                           ---------------------------------------
                                     530                  238,477
                           ---------------------------------------

Shares repurchased:
   Class A                         (266)                    (913)
   Institutional
   Class                               -                        -
                           ---------------------------------------

                                   (266)                    (913)
                           ---------------------------------------

Net increase                         264                  237,564
                           =======================================

* Date of commencement of operations.

6. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds have no amounts outstanding at June 30, 2003, or at any time during the year.

7. Market Risk

The Delaware Health Care Fund concentrates its investments in securities of companies in the health care sector that management believes offer above-average opportunities for long-term price appreciation. As a result the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies. The Delaware Focused Growth and Delaware Focused Value Funds may from time to time, invest more than 25% of each Fund's net assets in any one industry or group of industries. In instances where there is greater concentration in a particular sector, each Fund may be particularly sensitive to changes in the actual market or economic conditions that affect that sector.

8. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2003, the Focused Value Fund designates distributions paid during the year as follows:

                                   (A)
                                Long-Term               (B)
                               Capital Gain           Ordinary               Total                 (C)
                              Distributions            Income            Distributions          Qualifying
                                Tax Basis          Distributions           Tax Basis            Dividends(1)
                            --------------------------------------------------------------------------------
Delaware Focused
  Value Fund                        -                  100%                  100%                100%

Items (A) and (B) are based on a percentage of each of the Fund's total distributions. Item (C) is based on a percentage of ordinary income of each of the Funds.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Equity Funds III

We have audited the accompanying statement of net assets of Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund (the "Funds") (each a series of Delaware Group Equity Funds III) as of June 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                              Ernst & Young LLP

Philadelphia, Pennsylvania
August 8, 2003

Proxy Information (Unaudited)



A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Delaware Investments Family of Funds
Board of Trustees/Officers Addendum
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                               Number of
                                                                                           Portfolios in Fund
Name, Address and        Position(s) Held   Length of Time       Principal Occupation(s)    Complex Overseen     Other Directorships
Birthdate                  with Fund(s)         Served             During Past 5 Years          by Trustee          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Jude T. Driscoll(2)        Chairman and         3 Years -        Since August 2000, Mr.            89                  None
2005 Market Street         Trustee(4)       Executive Officer    Driscoll has served in
Philadelphia, PA 19103                                             various executive
                                              Trustee as of     capacities at different
March 10, 1963                                May 15, 2003         times at Delaware
                                                                      Investments1

                                                               Senior Vice President and
                                                                Director of Fixed-Income
                                                               Process - Conseco Capital
                                                                       Management
                                                                (June 1998 - August 2000)

                                                                  Managing Director -
                                                                  NationsBanc Capital
                                                                        Markets
                                                                 (February 1996 - June
                                                                         1998)

Independent Trustees

Walter P. Babich             Trustee            15 Years        Board Chairman - Citadel          107                  None
2005 Market Street                                              Construction Corporation
Philadelphia, PA 19103                                              (1989 - Present)

October 1, 1927

John H. Durham               Trustee            24 Years(3)         Private Investor              107                Trustee -
2005 Market Street                                                                                                Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                  22 WR Corporation
John A. Fry                  Trustee(4)          2 Years         President - Franklin &            89                   None
2005 Market Street                                                  Marshall College
Philadelphia, PA 19103                                           (June 2002 - Present)

May 28, 1960                                                    Executive Vice President
                                                                    - University of
                                                                      Pennsylvania
                                                                (April 1995 - June 2002)
Anthony D. Knerr             Trustee            10 Years       Founder/Managing Director           107                 None
2005 Market Street                                                 - Anthony Knerr &
Philadelphia, PA 19103                                           Associates (Strategic
                                                                      Consulting)
December 7, 1938                                                    (1990 - Present)

                                       36

                                                                                               Number of
                                                                                           Portfolios in Fund
Name, Address and        Position(s) Held   Length of Time       Principal Occupation(s)    Complex Overseen    Other Directorships
Birthdate                  with Fund(s)         Served             During Past 5 Years          by Trustee         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

Ann R. Leven                  Trustee          14 Years           Treasurer/Chief Fiscal          107                Director -
2005 Market Street                                                  Officer - National                              Systemax Inc.
Philadelphia, PA 19103                                                Gallery of Art
                                                                      (1994 - 1999)                                  Director -
November 1, 1940                                                                                                     Andy Warhol
                                                                                                                     Foundation

Thomas F. Madison             Trustee           9 Years         President/Chief Executive         107                Director -
2005 Market Street                                               Officer - MLM Partners,                         CenterPoint Energy
Philadelphia, PA 19103                                             Inc. (Small Business
                                                                Investing and Consulting)                            Director -
February 25, 1936                                                (January 1993 - Present)                        Digital River Inc.

                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries,
                                                                                                                        Inc.

Janet L. Yeomans              Trustee           4 Years          Vice President/Mergers &         107                   None
2005 Market Street                                                    Acquisitions -
Philadelphia, PA 19103                                                3M Corporation
                                                                 (January 2003 - Present)
July 31, 1948
                                                                   Ms. Yeomans has held
                                                                    various management
                                                                     positions at 3M
                                                                 Corporation since 1983.

Officers

Richelle S. Maestro        Executive Vice       4 Years         Ms. Maestro has served in         107                   None
2005 Market Street           President,                             various executive
Philadelphia, PA 19103    General Counsel                        capacities at different
                           and Secretary                            times at Delaware
November 26, 1957                                                      Investments

Michael P. Bishof           Senior Vice         7 Years          Mr. Bishof has served in         107                   None
2005 Market Street         President and                            various executive
Philadelphia, PA 19103       Treasurer                           capacities at different
                                                                    times at Delaware
August 18, 1962                                                        Investments


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
GROWTH-EQUITY                             A member of Lincoln Financial Group(R)






Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE SMALL CAP GROWTH FUND













[Graphic Omitted: Logo] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

---------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                            1
---------------------------------------------------------
PERFORMANCE SUMMARY                                    2
---------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                             3

   Statement of Operations                             5

   Statements of Changes in Net Assets                 6

   Financial Highlights                                7

   Notes to Financial Statements                       9
---------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                        11
---------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                            12
---------------------------------------------------------








    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                        Delaware Small Cap Growth Fund
  MANAGEMENT REVIEW                              July 10, 2003


Fund Manager
Gerald S. Frey
Chief Investment Officer -- Growth

Q: How did the Fund perform during the 12-month period?
A: Delaware Small Cap Growth Fund returned +12.79% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended June 30, 2003. There was a sizeable difference between the Fund's return and that of its benchmark, the Russell 2000 Growth Index. The index managed to retain just a +0.69% gain during the period. The Lipper Small Cap Growth Funds Average, which calculates the average of 481 peer funds, fell -1.28% for the same time period.

The quarter that ended June 30, 2003 favored small-cap growth companies as the Fund and the Russell 2000 Growth Index gained +23.25% (Class A shares at net asset value with distributions reinvested) and +24.15%, respectively, during the three-month period alone. June was the fourth consecutive monthly gain for the broader market averages. We believe the rally was impressive in both breadth and scope.

Q: What was the general story behind the market during the year?
A: The past fiscal year saw stocks finally beginning to end the decline that started in March of 2000. The early part of the year was marked by continued concerns over the timing and magnitude of an economic rebound as well as a loss of confidence in the quality of companies' financial reports because of well-publicized corporate scandals.

The latter part of the year brought renewed optimism, however, as stocks staged a rally that began in early October. The rally was fueled at first by bargain hunting in many of the stocks that had previously suffered the largest losses. Poor economic news continued to feed a declining stock market at the start of 2003. The pressure President Bush placed on Iraq and U.N. weapons inspectors gave investors a sense of uncertainty which had a detrimental effect in the marketplace. After the generally swift conclusion of the war and a warm reception to Congress' fiscal stimulus package, additional gains at the close of the period resulted in stocks generally finishing flat for the year.

Q: What were some of the securities that aided performance?
A: Inspire Pharmaceuticals was the Fund's biggest contributor to performance, as it rose more than +150% during the 12-month period, based on encouraging results for several of its drugs in development. Coach also performed well during the past year, rising over +80%, as it continued to post strong earnings and sales gains. Stocks with exposure to the housing market also did well, as they benefited from the current low interest rate environment. American Home Mortgage and WCI Communities were two stocks in the portfolio that rose as a result of the strong housing market.

Q: Which securities detracted from performance?
A: First Horizon Pharmaceuticals was the Fund's worst performer during the year as it declined substantially after drastically lowering its future sales and earnings guidance. We exited from the stock as a result of this news. Wet Seal also performed poorly as it lowered its guidance during the year and was removed from the portfolio.

Q: What are some of the Fund's strategies and how was it positioned during the period?
A: The Fund uses a strategy of seeking emerging and innovative companies that we believe are poised for rapid growth, while at the same time are considered undiscovered or under-researched by Wall Street analysts. We believe that these types of companies offer high growth potential for long-term price appreciation. The management team generally concentrates on select sectors that are considered to be high-growth sectors of the economy.

We increased our banking and finance sector throughout the year, as this area took advantage of the low interest rate environment. Weak holiday sales pressured the consumer and retail sector, while the East Coast experienced a bout of inclement winter weather that kept shoppers out of stores. Perhaps the most intriguing sector news occurred late in the fiscal year. After years of dismal returns, the technology industry as a whole started to show renewed life in the last 5 months of the reporting period, resulting in a 12-month gain of +10.91% for the technology-heavy Nasdaq Composite Index. The Fund's technology sectors did partake in these gains, although we reduced our technology exposure overall during the year.

Delaware
  SMALL CAP GROWTH FUND

Fund Basics
As of June 30, 2003

------------------------------------------------
Fund Objective:
The Fund seeks to provide long-term
capital growth.

------------------------------------------------
Total Fund Net Assets:
$10.25 million

------------------------------------------------
Number of Holdings:
75

------------------------------------------------
Fund Start Date:
July 31, 2001

------------------------------------------------
Your Fund Manager:
Gerald S. Frey received a bachelor's degree in economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior
Director at Morgan Grenfell Capital Management, where he managed technology-related stocks.
Previously, he was a Vice President at Chase
Investors Management Corporation.

------------------------------------------------
Nasdaq Symbols:
Class A  DSCAX
Class B  DSCBX
Class C  DSCCX

Fund Performance
Average Annual Total Returns

Through June 30, 2003                                    Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 7/31/01)
Excluding Sales Charge                                    +4.04%     +12.79%
Including Sales Charge                                    +0.86%      +6.26%
--------------------------------------------------------------------------------
Class B (Est. 7/31/01)
Excluding Sales Charge                                    +3.44%     +11.98%
Including Sales Charge                                    +1.79%      +7.98%
--------------------------------------------------------------------------------
Class C (Est. 7/31/01)
Excluding Sales Charge                                    +3.44%     +11.98%
Including Sales Charge                                    +3.44%     +10.98%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime period ended June 30, 2003 for Delaware Small Cap Growth Fund's Class R shares was +1.44%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime and one year periods ended June 30, 2003 for Delaware Small Cap Growth Fund's Institutional Class were +4.27% and +13.14%, respectively. The Institutional Class shares were first made available on July 31, 2001 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Small Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DSCIX
Nasdaq Class R symbol: DSCRX

Performance of a $10,000 Investment
July 31, 2001 (Fund's inception) through June 30, 2003

Delaware Small Cap Growth Fund Performance of $10,000 investment chart
----------------------------------------------------------------------

                     Delaware Small
                    Cap Growth Fund         Russell 2000
                     Class A Shares         Growth Index
Jul-01                    $9,425               $10,000
Sep-01                    $7,961                $7,862
Dec-01                    $9,957                $9,920
Mar-02                    $9,758                $9,725
Jun-02                    $9,015                $8,199
Sep-02                    $7,672                $6,434
Dec-02                    $8,426                $6,917
Mar-03                    $8,248                $6,648
Jun-03                   $10,166                $8,254

Chart assumes $10,000 invested on July 31, 2001 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                        Delaware Small Cap Growth Fund
  OF NET ASSETS                                  June 30, 2003



                                                     Number of         Market
                                                      Shares           Value
--------------------------------------------------------------------------------
Common Stock - 91.93%
--------------------------------------------------------------------------------
Aerospace & Defense - 1.40%
 *Veridian                                                4,100     $   143,049
                                                                    -----------
                                                                        143,049
                                                                    -----------
Banking, Finance & Insurance - 17.51%
  Allegiant Bancorp                                       7,900         159,975
  American Home Mortgage                                  5,900         115,522
  Baldwin & Lyons Class B                                 1,100          26,125
  BankAtlantic Bancorp Class A                            5,700          67,773
  Brookline Bancorp                                       7,500         105,000
  Delphi Financial Group Class A                          5,800         271,440
  Doral Financial                                           750          33,488
  Downey Financial                                        1,900          78,470
  Partners Trust Financial Group                          2,100          40,068
  R & G Financial                                        11,000         326,700
  Redwood Trust                                           3,700         147,667
  RLI                                                     4,800         157,920
  South Financial Group                                   4,700         109,651
 *Stewart Information Services                            2,800          77,980
  Wintrust Financial                                      2,600          76,960
                                                                    -----------
                                                                      1,794,739
                                                                    -----------
Basic Industry/Capital Goods - 1.25%
 *Varian                                                  3,700         128,279
                                                                    -----------
                                                                        128,279
                                                                    -----------
Business Services - 4.84%
 *Advisory Board                                          6,900         279,588
  Gevity                                                  6,600          78,012
 *Idine Rewards Network                                   2,200          30,228
 *Kroll                                                   4,000         108,240
                                                                    -----------
                                                                        496,068
                                                                    -----------
Consumer Durables/Cyclical - 2.40%
 *Gentex                                                  4,700         143,867
 *WCI Communities                                         5,300         101,919
                                                                    -----------
                                                                        245,786
                                                                    -----------
Consumer Non-Durables - 11.39%
 *American Italian Pasta Class A                          2,200          91,630
 *Coach                                                   4,500         223,830
 *Cost Plus                                               6,800         242,488
 *Guitar Center                                           3,700         107,300
 *Hibbett Sporting Goods                                  7,400         243,756
 *Krispy Kreme Doughnuts                                  2,100          86,478
 *Urban Outfitters                                        4,800         172,320
                                                                    -----------
                                                                      1,167,802
                                                                    -----------
Consumer Services - 16.43%
 *Cheesecake Factory                                      4,800         172,272
 *Cumulus Media                                          11,600         219,588
 *Extended Stay America                                   2,400          32,376
 *First Cash Financial Services                           9,800         139,258
  Four Seasons Hotels                                     2,100          90,846
 *Getty Images                                            3,900         161,070
  Gray Television Class B                                 8,300         102,920
  Landry's Restaurants                                    5,200         122,720
 *LIN TV Class A                                          5,100         120,105
 *Mediacom Communications                                15,700         154,959
 *Rare Hospitality International                          3,900         127,452
  Ruby Tuesday                                            4,900         121,177
 *Sonic                                                   4,700         119,521
                                                                    -----------
                                                                      1,684,264
                                                                    -----------

                                                     Number of         Market
                                                      Shares           Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Energy - 3.70%
 *Cal Dive International                                  7,600     $   165,680
 *Denbury Resources                                       7,600         102,068
 *Pride International                                     5,900         111,038
                                                                    -----------
                                                                        378,786
                                                                    -----------
Healthcare & Pharmaceuticals - 20.25%
 *Align Technology                                       19,900         249,745
 *CIMA Labs                                               5,000         134,450
 *Conceptus                                              11,100         155,955
 *Connetics Corp                                         10,700         160,179
 *CV Theraputics                                          5,200         154,232
 *Inspire Pharmaceuticals                                10,600         114,480
 *Intrabiotics Pharmaceuticals                            3,283          13,132
 *Medicines Company                                       3,900          77,688
  Medicis Pharmaceutical Class A                          3,200         181,440
 *Nektar Therapeutics                                    25,400         234,442
 *Neurocrine Biosciences                                  2,000          99,880
 *NPS Pharmaceuticals                                     6,300         153,342
 *Pain Therapeutics                                       6,000          38,760
 *Tanox Biosystems                                        4,800          77,040
 *Trimeris                                                1,000          45,680
 *Viasys Healthcare                                       2,800          57,960
 *Xoma                                                   23,900         127,387
                                                                    -----------
                                                                      2,075,792
                                                                    -----------
Technology - 10.03%
 *Agile Software                                         22,100         213,265
 *Ciena                                                   7,460          38,717
 *Cymer                                                   6,000         192,060
 *Integral Systems                                        8,500         168,980
 *O2Micro International Limited                          16,800         270,648
 *Skyworks Solutions                                     10,200          69,054
 *Tekelec                                                 6,700          75,710
                                                                    -----------
                                                                      1,028,434
                                                                    -----------
Transportation & Shipping - 2.73%
 *Heartland Express                                       6,126         136,304
 *Knight Transportation                                   5,750         143,175
                                                                    -----------
                                                                        279,479
                                                                    -----------
Total Common Stock (cost $7,802,259)                                  9,422,478
                                                                    -----------

                                                      Principal        Market
                                                       Amount          Value
-------------------------------------------------------------------------------
Federal Agency (Discount Notes) - 11.61%
-------------------------------------------------------------------------------
  Fannie Mae
    1.19% 7/7/03                                       $130,000         129,974
    1.12% 7/11/03                                       535,000         534,834
    1.17% 7/16/03                                       525,000         524,789
                                                                    -----------
Total Federal Agency (Discount Notes)
(cost $1,189,597)                                                     1,189,597
                                                                    -----------

Total Market Value of Securities - 103.54%
  (cost $8,991,856)                                                  10,612,075
Liabilities Net of Receivables and
  Other Assets - (3.54%)**                                             (363,305)
                                                                    -----------
Net Assets Applicable to 1,121,731
  Shares Outstanding - 100.00%                                      $10,248,770
                                                                    ===========
                                       3

Statement                                        Delaware Small Cap Growth Fund
  OF NET ASSETS (CONTINUED)



Net Asset Value - Delaware Small Cap Growth
  Fund Class A ($3,586,061  / 390,898 Shares)                             $9.17
                                                                          -----
Net Asset Value - Delaware Small Cap Growth
  Fund Class B ($2,460,337 / 271,156 Shares)                              $9.07
                                                                          -----
Net Asset Value - Delaware Small Cap Growth
  Fund Class C ($2,033,247 / 224,125 Shares)                              $9.07
                                                                          -----
Net Asset Value - Delaware Small Cap Growth
  Fund Class R ($9.17 / 1 Share)                                          $9.17
                                                                          -----
Net Asset Value - Delaware Small Cap Growth
  Fund Institutional Class ($2,169,116 / 235,551 Shares)                  $9.21
                                                                          -----

Components of Net Assets at June 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                 $9,115,136
Accumulated net realized loss on investments                           (486,585)
Net unrealized appreciation of investments                            1,620,219
                                                                    -----------
Total net assets                                                    $10,248,770
                                                                    ===========


 *Non-income producing security for the year ended June 30, 2003.

**Of this amount, $807,118 represents payable for securities purchased as of June 30, 2003.

Net Asset Value and Offering Price per Share -
  Delaware Small Cap Growth Fund
Net asset value Class A (A)                                               $9.17
Sales charge (5.75% of offering price,
  or 6.11% of amount invested per share) (B)                               0.56
                                                                          -----
Offering price                                                            $9.73
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                        Delaware Small Cap Growth Fund
  OF OPERATIONS                                  Year Ended June 30, 2003


Investment Income:
  Dividends                                             $23,687
  Interest                                                7,613     $    31,300
                                                        -------     -----------

Expenses:
  Management fees                                        60,308
  Registration fees                                      51,105
  Distribution expenses -- Class A                        5,203
  Distribution expenses -- Class B                       14,425
  Distribution expenses -- Class C                       10,000
  Dividend disbursing and transfer agent fees
    and expenses                                         28,947
  Reports and statements to shareholders                 20,625
  Custodian fees                                          4,262
  Accounting and administration expenses                  2,709
  Trustees' fees                                          1,187
  Professional fees                                         906
  Other                                                   1,945         201,622
                                                        -------
  Less expenses absorbed or waived                                      (90,555)
  Less waiver of distribution expenses -- Class A                          (785)
  Less expenses paid indirectly                                            (298)
                                                                    -----------
  Total expenses                                                        109,984
                                                                    -----------
Net Investment Loss                                                     (78,684)
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                     (452,731)
  Net change in unrealized appreciation/depreciation
    of investments                                                    1,781,794
                                                                    -----------
Net Realized and Unrealized Gain on Investments                       1,329,063
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                 $1,250,379
                                                                    ===========

See accompanying notes

Statements                                       Delaware Small Cap Growth Fund
  OF CHANGES IN NET ASSETS



                                                        Year         7/31/01(1)
                                                        Ended           to
                                                       6/30/03        6/30/02

Increase (Decrease) in Net Assets from Operations:
  Net investment loss                               $   (78,684)    $   (22,335)
  Net realized loss on investments                     (452,731)        (33,854)
  Net change in unrealized appreciation/
    depreciation of investments                       1,781,794        (161,575)
                                                    -----------     -----------
  Net increase (decrease) in net assets resulting
    from operations                                   1,250,379        (217,764)
                                                    -----------     -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                           2,585,913       1,486,317
    Class B                                           1,506,591         933,413
    Class C                                           1,229,049       1,022,284
    Class R                                                   9              --
    Institutional Class                                   2,293       2,001,254
                                                    -----------     -----------
                                                      5,323,855       5,443,268
                                                    -----------     -----------
  Cost of shares repurchased:
    Class A                                            (575,168)       (309,502)
    Class B                                            (173,127)       (105,497)
    Class C                                            (201,175)       (186,499)
                                                    -----------     -----------
                                                       (949,470)       (601,498)
                                                    -----------     -----------
Increase in net assets derived from capital
  share transactions                                  4,374,385       4,841,770
                                                    -----------     -----------
Net Increase in Net Assets                            5,624,764       4,624,006

Net Assets:
  Beginning of period                                 4,624,006              --
                                                    -----------     -----------
  End of period                                     $10,248,770     $ 4,624,006
                                                    ===========     ===========

(1) Date of commencement of operations.

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Small Cap              Delaware Small Cap
                                                                          Growth Fund Class A             Growth Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year      7/31/01(1)            Year      7/31/01(1)
                                                                          Ended         to                Ended         to
                                                                         6/30/03      6/30/02            6/30/03      6/30/02

Net asset value, beginning of period                                      $8.130        $8.500            $8.100        $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                    (0.083)       (0.059)           (0.140)       (0.118)
Net realized and unrealized gain (loss) on investments                     1.123        (0.311)            1.110        (0.282)
                                                                          ------        ------            ------        ------
Total from investment operations                                           1.040        (0.370)            0.970        (0.400)
                                                                          ------        ------            ------        ------

Net asset value, end of period                                            $9.170        $8.130            $9.070        $8.100
                                                                          ======        ======            ======        ======

Total return(3)                                                           12.79%        (4.35%)           11.98%        (4.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $3,586        $1,130            $2,460          $783
Ratio of expenses to average net assets                                    1.60%         1.60%             2.35%         2.35%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly                  3.14%         6.34%             3.85%         7.09%
Ratio of net investment loss to average net assets                        (1.08%)       (0.77%)           (1.83%)       (1.52%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly                 (2.62%)       (5.51%)           (3.33%)       (6.26%)
Portfolio turnover                                                           60%          138%               60%          138%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                             Delaware Small Cap     Delaware Small Cap     Delaware Small Cap Growth
                                                             Growth Fund Class C    Growth Fund Class R    Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year     7/31/01(1)        6/2/03(1)            Year         7/31/01(1)
                                                            Ended         to               to               Ended             to
                                                           6/30/03     6/30/02           6/30/03           6/30/03          6/30/02

Net asset value, beginning of period                        $8.100      $8.500            $9.040            $8.140           $8.500

Income (loss) from investment operations:
Net investment loss(2)                                      (0.140)     (0.117)           (0.003)           (0.063)          (0.040)
Net realized and unrealized gain (loss) on investments       1.110      (0.283)            0.133             1.133           (0.320)
                                                            ------      ------            ------            ------           ------
Total from investment operations                             0.970      (0.400)            0.130             1.070           (0.360)
                                                            ------      ------            ------            ------           ------

Net asset value, end of period                              $9.070      $8.100            $9.170            $9.210           $8.140
                                                            ======      ======            ======            ======           ======

Total return(3)                                             11.98%      (4.71%)            1.44%            13.14%           (4.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $2,033        $795                --            $2,169           $1,915
Ratio of expenses to average net assets                      2.35%       2.35%             1.95%             1.35%            1.35%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly    3.85%       7.09%             5.93%             2.85%            6.09%
Ratio of net investment loss to average net assets          (1.83%)     (1.52%)           (1.09%)           (0.83%)          (0.52%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly   (3.33%)     (6.26%)           (5.07%)           (2.33%)          (5.26%)
Portfolio turnover                                             60%        138%               60%               60%             138%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                          Delaware Small Cap Growth Fund
  TO FINANCIAL STATEMENTS                      June 30, 2003


Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Small Cap Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charges declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities traded on the NASDAQ Stock Market Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

In addition, in order to satisfy certain distribution requirement of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier to the date paid or December 31 of the prior year.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $145 for the year ended June 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended June 30, 2003 were approximately $153. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 1.00% on the first $250 million of average daily net assets of the Fund, 0.90% on the next $250 million and 0.75% on average daily net assets in excess of $500 million.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.35% of average daily net assets of the Fund through August 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has contractually waived its fees in order to prevent distribution fees of Class A from exceeding 0.25% of average daily net assets through August 31, 2004. No distribution expenses are paid by Institutional Class shares.

At June 30, 2003, the Fund had receivables from or liabilities payables to affiliates as follows:

     Dividend disbursing, transfer agent fees,
       accounting and other expenses payable to DSC            $(4,817)
     Other expenses payable to DMC and affiliates               (2,475)
     Receivable from DMC under expense limitation agreement     22,212

Notes                                             Delaware Small Cap Growth Fund
  TO FINANCIAL STATEMENTS (CONTINUED)             June 30, 2002

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the year ended June 30, 2003, DDLP earned $4,055 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended June 30, 2003, the Fund made purchases of $7,341,263 and sales of $3,375,701 of investment securities other than short-term investments.

At June 30, 2003, the cost of investments for federal income tax purposes was $9,091,787. At June 30, 2003, net unrealized appreciation was $1,520,288, of which $1,712,594 related to unrealized appreciation of investments and $192,306 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. During the years ended June 30, 2003 and 2002, there were no dividends or distributions paid.

As of June 30, 2003, the components of net assets on a tax basis were as follows:

     Shares of beneficial interest                          $9,115,136
     Capital loss carryforwards                               (318,799)
     Post-October losses                                       (67,855)
     Unrealized appreciation of investments                  1,520,288
                                                           -----------
     Net assets                                            $10,248,770
                                                           ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,027 expires in 2010 and $312,772 expires in 2011.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through June 30, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares

Transactions in capital shares were as follows:

                                                             Year    7/31/01(1)
                                                            Ended        to
                                                           6/30/03    6/30/02
Shares sold:
  Class A                                                  327,753     174,760
  Class B                                                  197,042     109,175
  Class C                                                  153,590     121,026
  Class R                                                        1          --
  Institutional Class                                          254     235,297
                                                          --------    --------
                                                           678,640     640,258
                                                          --------    --------
Shares repurchased:
  Class A                                                  (75,900)    (35,715)
  Class B                                                  (22,558)    (12,503)
  Class C                                                  (27,637)    (22,854)
                                                          --------    --------
                                                          (126,095)    (71,072)
                                                          --------    --------
Net increase                                               552,545     569,186
                                                          ========    ========

(1) Date of commencement of operations.

For the year ended June 30, 2003, 91 Class B shares were converted to 89 Class A shares valued at $839. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investment Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of June 30, 2003, or at any time during the year.

7. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds III -- Delaware Small Cap
Growth Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Growth Fund (the "Fund") as of June 30, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Growth Fund at June 30, 2003, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP

Philadelphia, Pennsylvania
August 8, 2003

Delaware Investments Family of Funds
  BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

  Jude T. Driscoll(2)         Chairman and           3 Years -           Since August 2000,             83              None
  2005 Market Street            Trustee(4)       Executive Officer   Mr. Driscoll has served in
   Philadelphia, PA                                                 various executive capacities
        19103                                      Trustee as of        at different times at
                                                   May 15, 2003        Delaware Investments(1)
    March 10, 1963
                                                                      Senior Vice President and
                                                                      Director of Fixed-Income
                                                                          Process - Conseco
                                                                         Capital Management
                                                                      (June 1998 - August 2000)

                                                                        Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                             Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
        19103

   October 1, 1927
-----------------------------------------------------------------------------------------------------------------------------------
   John H. Durham                Trustee             24 Years(3)           Private Investor            101            Trustee -
  2005 Market Street                                                                                                  Abington
  Philadelphia, PA                                                                                               Memorial Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation
-----------------------------------------------------------------------------------------------------------------------------------
   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

  December 7, 1938

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  101            Director -
 2005 Market Street                                                        National Gallery of Art                  Systemax, Inc.
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                        Director - Andy
                                                                                                                  Warhol Foundation
  November 1, 1940
-----------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Madison              Trustee              9 Years                President/Chief           101            Director -
  2005 Market Street                                                      Executive Officer -                     CenterPoint Energy
  Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                  Director - Digital
                                                                            and Consulting)                           River Inc.
                                                                        (January 1993 - Present)
  February 25, 1936                                                                                               Director - Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
  2005 Market Street                                                  Acquisitions - 3M Corporation
   Philadelphia, PA                                                      (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
    July 31, 1948                                                          various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Richelle S. Maestro     Executive Vice President,  4 Years        Ms. Maestro has served in         101             None
   2005 Market Street          General Counsel                     various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
         19103                                                        Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
         19103                                                           Delaware Investments.

   August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This annual report is for the information of Delaware Small Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                         Affiliated Officers                       Contact Information

Jude T. Driscoll                          Michael P. Bishof                         Investment Manager
Chairman                                  Senior Vice President and Treasurer       Delaware Management Company
Delaware Investments Family of Funds      Delaware Investments Family of Funds      Philadelphia, PA
Philadelphia, PA                          Philadelphia, PA
                                                                                    International Affiliate
Walter P. Babich                          Richelle S. Maestro                       Delaware International Advisers Ltd.
Board Chairman                            Executive Vice President,                 London, England
Citadel Construction Corporation          General Counsel and Secretary
King of Prussia, PA                       Delaware Investments Family of Funds      National Distributor
                                          Philadelphia, PA                          Delaware Distributors, L.P.
John H. Durham                                                                      Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                  Shareholder Servicing, Dividend
                                                                                    Disbursing and Transfer Agent
John A. Fry                                                                         Delaware Service Company, Inc.
President                                                                           2005 Market Street
Franklin & Marshall College                                                         Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                    For Shareholders
Anthony D. Knerr                                                                    800 523-1918
Managing Director
Anthony Knerr & Associates                                                          For Securities Dealers and Financial
New York, NY                                                                        Institutions Representatives Only
                                                                                    800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                               Web site
National Gallery of Art                                                             www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans                          -----------------------------------------------------------------------------------
Vice President/Mergers & Acquisitions      A description of the policies and procedures that the Fund uses to determine how
3M Corporation                             to vote proxies (if any) relating to portfolio securities is available without
St. Paul, MN                               charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
                                           http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                           http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                           (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                           on the Commission's website at http://www.sec.gov.
                                          ------------------------------------------------------------------------------------



(8057)                                                       Printed in the USA
AR-509 [6/03] IVES 8/03                                                   J9334

GROWTH-EQUITY

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)








Annual Report 2003
--------------------------------------------------------------------------------
                    DELAWARE TECHNOLOGY AND INNOVATION FUND


















[LOGO] POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS
------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                         1
------------------------------------------------------
PERFORMANCE SUMMARY                                 3
------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                          4

   Statement of Operations                          6

   Statements of Changes in Net Assets              7

   Financial Highlights                             8

   Notes to Financial Statements                   12

------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                     14
------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                         15
------------------------------------------------------







Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                               Delaware Technology and Innovation Fund
   MANAGEMENT REVIEW                    July 10, 2003

Fund Managers
Jeffrey Hynoski

Portfolio Manager
Gerald S. Frey
Chief Investment Officer-- Growth

Q: How did the Fund perform during the year?
A: We are pleased to report that solid progress has been made within the technology industry and within the Fund for the year. During the year, Delaware Technology and Innovation Fund took advantage of positive developments as the year progressed, returning +2.96% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended June 30, 2003. The technology-heavy Nasdaq Composite Index also experienced gains of +10.91% for the same period. The Fund's peer group, the Lipper Science and Technology Funds Average, posted an average return of +7.33%.

Performance for the Fund, its benchmark, and peer group mask the true stabilization process underway within the market and among technology stocks specifically. Given the events of the past three years, we are taking a cautious stance following the market's positive performance, although we embraced the recent turn of events.

Q: What types of events influenced performance?
A: We were especially pleased with the performance of technology stocks given the negative economic impact of the SARS crisis in several Asian countries. The Asian technology market did in fact see a softening in financial data, while weakness overseas negatively impacted technology stocks -- particularly in June. An array of industry statistics called into question June financial results in the technology industry, and the sector's recovery in general. It also forced some companies to issue profit warnings in the second quarter of 2003. Asia is a very important consumer for an increasing amount of the worlds' electronic goods. Some Asian countries are currently generating the highest growth rates in the world and provide a major source of demand for many of the companies found in the Fund.

Asia is where the large majority of the electronics manufacturing and assembly occurs for such items as personal computers, notebook computers, telecommunications systems, cellular handsets, and other consumer devices. Asia is increasingly a source of value-added manufacturing in areas such as advanced semiconductors. Asian markets, economies, and consumption levels will increasingly impact the health of the U.S. technology industry, and in some cases are the major factors driving individual stock prices.

Q: Which securities aided or detracted from performance during the period?
A: The Fund is invested in those companies that we believe are strategically positioned to excel when spending resurfaces. The Fund also invests in market share leaders that, in our opinion, possess strong management teams, are situated in strategic end markets, and have created high barriers to entry. In addition, we see these companies as positioned in a sector that can grow faster than the market and the economy.

Marvell Technology Group and PMC-Sierra were two securities that turned in solid performance during the year. Both companies were successful in their respective communication fields. Other holdings, such as Siebel Systems and Documentum, were down for the year as they struggled in the competitive software industry. We are encouraged with Documentum's latest software program, Documentum 5, which we believe can play an important role in developing revenue for the company.

Q: How are corporations viewing technology?
A: The perception of the technology industry is undergoing a fundamental change -- a process that has been occurring for the past six months. In the past, chief information officers pointed to depressed or decreasing spending intentions in countless technology spending surveys and corporate investment questionnaires. Management confidence levels are starting to rise, stemming from a somewhat mended economy and higher stock prices. The most recent round of surveys are showing noticeable changes in the future spending plans of these same individuals and organizations. Technology declines, once the norm, are now vanishing and in their place we are seeing an increase in spending intentions. It is important to remember that these surveys measure intentions, and not actual or current spending amounts. Even so, it is another positive finding.

Q: What issues are you monitoring as the new fiscal year begins?
A: Stocks in the technology sector and in the Fund experienced a strong rally in the second quarter of 2003 without much actual improvement in revenue and earnings. The stock market has anticipated a recovery for all of the reasons cited previously. We have been witnessing a valuation-led recovery based on stabilization in both the macro- and microeconomic environment. During such a phase, investors' perceptions change significantly ahead of the actual fundamentals of individual companies. Stock prices during this phase can increase significantly without actual earnings or revenue estimate changes. In this stage, stock price valuations -- as measured by a variety of methods -- typically become expensive. In our opinion, we are currently at just this point of the cycle.

We believe a transition to the next phase should occur when investors witness a true earnings recovery, where companies' revenue and earnings estimates materially improve. The drivers of stock price appreciation should then be material earnings growth and the estimated sustainability of that growth. This critical transition, in our opinion, needs to occur soon to hold prices at current levels or to drive stocks higher. There could be material downside to the stock market and to stocks in the Fund in the near term if we do not see tangible growth in revenue and earnings soon.

Top 10 Holdings
As of June 30, 2003

                                                         Percentage
Company                        Sector                  of Net Assets
---------------------------------------------------------------------
 1. Dell Computer              Computer Hardware           3.35%
---------------------------------------------------------------------
 2. Cisco Systems              Computer Communications     3.12%
---------------------------------------------------------------------
 3. Analog Devices             Semiconductors              3.00%
---------------------------------------------------------------------
 4. PMC-Sierra                 Semiconductors              2.97%
---------------------------------------------------------------------
 5. Xilinx                     Semiconductors              2.90%
---------------------------------------------------------------------
 6. Lam Research               Electronic Production       2.74%
                               Equipment
---------------------------------------------------------------------
 7. Juniper Networks           Computer Communications     2.59%
---------------------------------------------------------------------
 8. Marvell                    Semiconductors              2.59%
    Technology Group
---------------------------------------------------------------------
 9. Cymer                      Electronic Production       2.55%
                               Equipment
---------------------------------------------------------------------
10. Intersil Holdings          Semiconductors              2.53%
---------------------------------------------------------------------

Delaware
  TECHNOLOGY AND INNOVATION FUND

Fund Basics                                              Fund Performance
----------------------------------------------------     Average Annual Total Returns
Fund Objective:
The Fund seeks to provide long-term capital              Through June 30, 2003                         Lifetime    One Year
growth.                                                  ---------------------------------------------------------------------------
----------------------------------------------------     Class A (Est. 12/29/99)
Total Fund Net Assets:                                   Excluding Sales Charge                        -40.34 %     +2.96%
$26.14 million                                           Including Sales Charge                        -41.34%      -2.80 %
----------------------------------------------------     ---------------------------------------------------------------------------
Number of Holdings:                                      Class B (Est. 12/29/99)
49                                                       Excluding Sales Charge                        -40.84%      +1.50%
----------------------------------------------------     Including Sales Charge                        -41.22%      -2.50%
Fund Start Date:                                         ---------------------------------------------------------------------------
December 29, 1999                                        Class C (Est. 12/29/99)
----------------------------------------------------     Excluding Sales Charge                        -40.84%      +1.50%
Your Fund Managers:                                      Including Sales Charge                        -40.84%      +0.50%
Jeffrey W. Hynoski holds a BS in finance from            ---------------------------------------------------------------------------
the University of Delaware and an MBA with a             Returns reflect the reinvestment of all distributions and any
concentration in investments/portfolio                   applicable sales charges as noted below. Return and share values
management/financial economics from Pace                 will fluctuate so that shares, when redeemed, may be worth more or
University. Mr. Hynoski joined Delaware                  less than their original cost. Performance for Class B and C
Investments in 1998. Previously, he served as a          shares, excluding sales charges, assumes either that contingent
Vice President at Bessemer Trust Company in              deferred sales charges did not apply or the investment was not
the mid- and large-capitalization growth equity          redeemed. Past performance is not a guarantee of future results.
group, where he specialized in the areas of
science, technology, and telecommunications.             The Fund offers Class A, B, C, R, and Institutional Class shares.
Prior to that, Mr. Hynoski held positions at Lord        Class A shares are sold with a front-end sales charge of up to
Abbett & Co. and Cowen Asset Management. Mr.             5.75% and have an annual distribution and service fee of up to
Hynoski has been managing the Technology and             0.30%.
Innovation Fund since its inception.
                                                         Class B shares are sold with a contingent deferred sales charge
Gerald S. Frey leads the Delaware Investments            that declines from 4% to zero depending upon the period of
growth team. He holds a BA in economics from             time the shares are held. Class B shares will automatically
Bloomsburg University and attended Wilkes                convert to Class A shares on a quarterly basis approximately eight
College and New York University. Prior to joining        years after purchase. They are also subject to an annual
Delaware Investments in 1996, he was a Senior            distribution and service fee of 1%.
Director with Morgan Grenfell Capital
Management in New York.                                  Class C shares are sold with a contingent deferred sales charge of 1% if
----------------------------------------------------     redeemed during the first 12 months. They are also subject to an annual
Nasdaq Symbols:                                          distribution and service fee of 1%.
Class A  DTYAX
Class B  DTYBX                                           Class R shares are available only for certain retirement plan products.
Class C  DTYCX                                           They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                         The average annual total returns for the lifetime and one-year periods ended June 30, 2003 for Delaware Technology and Innovation Fund's
                                                         Institutional Class were -40.22% and +2.94%, respectively. The
                                                         Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                         An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                         The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.


                                                         Nasdaq Institutional Class symbol: DTYIX

Performance of a $10,000 Investment
December 29, 1999 (Fund's inception) through June 30, 2003

                     Delaware
                   Technology and
                  Innovation Fund -       Nasdaq
                   Class A Shares     Composite Index
      31-Dec-99        $9,446            $10,000
      30-Jun-00        $10,754            $9,746
      31-Dec-00        $6,641             $6,071
      30-Jun-01        $3,559             $5,309
      31-Dec-01        $2,506             $4,793
      30-Jun-02        $1,497             $3,596
      31-Dec-02        $1,253             $3,282
      30-Jun-03        $1,541             $3,988

Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the Nasdaq Composite Index at that month's end December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The Nasdaq Composite Index is an unmanaged index of large- and smaller-sized U.S. companies that are traded through the Nasdaq National Market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                Delaware Technology and Innovation Fund
  OF NET ASSETS                          June 30, 2003

                                                         Number of   Market
                                                           Shares    Value

Common Stock - 91.71%
Business Services - 1.32%

  Paychex                                                  11,800  $  3 45,858
                                                                   -----------
                                                                       345,858
                                                                   -----------
Cable, Media & Publishing - 1.48%
 *XM Satellite Radio Class A                               35,000      386,750
                                                                   -----------
                                                                       386,750
                                                                   -----------
Computer Communications - 13.07%
 *Brocade Communications Systems                           60,900      358,701
 *Cisco Systems                                            49,200      816,228
 *Emulex                                                   19,500      444,015
 *Juniper Networks                                         54,800      677,876
 *McDATA                                                   37,300      540,850
 *QLogic                                                   12,000      579,960
                                                                   -----------
                                                                     3,417,630
                                                                   -----------
Computer Hardware - 3.35%
 *Dell Computer                                            27,400      875,704
                                                                   -----------
                                                                       875,704
                                                                   -----------
Computer Software - 23.72%
 *Agile Software                                           44,100      425,565
 *Ariba                                                    68,600      203,742
  Automatic Data Processing                                10,000      338,600
 *BEA Systems                                              34,300      372,498
 *Checkfree                                                16,700      464,928
 *Documentum                                               20,000      393,400
 *Hyperion Solutions                                       11,700      394,992
 *Manhattan Associates                                     21,600      560,952
  Microsoft                                                21,400      548,054
 *Oracle                                                   19,600      235,592
 *Quest Software                                           29,400      349,860
  SAP ADR                                                   9,600      280,512
 *Siebel Systems                                           23,400      223,236
 *Sun Microsystems                                         70,000      322,000
 *Symantec                                                 10,800      473,688
 *Veritas Software                                         21,450      614,972
                                                                   -----------
                                                                     6,202,591
                                                                   -----------
Electronic Data Processing Peripherals - 2.37%
 *Network Appliance                                        38,300      620,843
                                                                   -----------
                                                                       620,843
                                                                   -----------
Electronic Production Equipment - 7.22%
 *Cymer                                                    20,800      665,808
 *Lam Research                                             39,300      715,653
 *Novellus Systems                                         13,800      505,370
                                                                   -----------
                                                                     1,886,831
                                                                   -----------
Electronics & Electrical Equipment - 4.83%
 *Agere Systems Class A                                   130,000      302,900
 *Flextronics International                                44,300      460,277
 *Jabil Circuit                                            22,600      499,460
                                                                   -----------
                                                                     1,262,637
                                                                   -----------
Semiconductors - 28.82%

 *Altera                                                   24,000      393,600
 *Analog Devices                                           22,500      783,449
 *Applied Materials                                        41,400      656,604
 *Applied Micro Circuits                                   85,500      517,275
  ASM Lithography Holdings                                 40,000      382,400
  Intel                                                    22,000      457,248
 *Intersil Holdings                                        24,900      662,589

                                                         Number of   Market
                                                          Shares      Value

Common Stock (continued)

Semiconductors (continued)
 Linear Technology                                         13,200  $   425,172
*Marvell Technology Group                                  19,700      677,089
 Maxim Integrated Products                                 13,200      451,308
*PMC - Sierra                                              66,300      777,699
*Skyworks Solutions                                        49,300      333,761
 Texas Instruments                                         14,500      255,200
*Xilinx                                                    30,000      759,300
                                                                   -----------
                                                                     7,532,694
                                                                   -----------
Telecommunications - 1.74%
*AT&T Wireless Services                                    55,400      454,834
                                                                   -----------
                                                                       454,834
                                                                   -----------
Telecommunications Equipment - 3.79%
 Nokia ADR                                                 26,600      437,038
 QUALCOMM                                                  15,500      554,125
                                                                   -----------
                                                                       991,163
                                                                   -----------
Total Common Stock (cost $27,255,850)                               23,977,535
                                                                   -----------

                                                         Principal
                                                          Amount

Repurchase Agreements - 9.85%
With BNP Paribas 1.08% 7/1/03
  (dated 6/30/03, collateralized by
  $824,300 U.S. Treasury Notes 1.625%
  due 1/31/05, market value $835,416)                    $818,400      818,400
With Cantor Fitzgerald 1.12% 7/1/03
  (dated 6/30/03, collateralized by
  $115,500 U.S. Treasury Notes
  3.00% due 2/29/04, market value
  $118,298 and $511,500 U.S. Treasury
  Notes 5.250% due 5/15/04,
  market value $533,980)                                  639,400      639,400
With J. P. Morgan Securities 1.07% 7/1/03
  (dated 6/30/03, collateralized by
  $288,400 U.S. Treasury Notes 11.875%
  due 11/15/03, market value $304,315)                    297,700      297,700
With UBS Warburg 1.08% 7/1/03
  (dated 6/30/03, collateralized by
  $820,500 U.S. Treasury Notes 2.125%
  due 8/31/04, market value $836,234)                     818,500      818,500
                                                                   -----------
Total Repurchase Agreements
 (cost $2,574,000)                                                   2,574,000
                                                                   -----------

Total Market Value of Securities - 101.56%
 (cost $29,829,850)                                                 26,551,535
Liabilities Net of Receivables and
  Other Assets - (1.56%)                                              (407,038)
                                                                   -----------
Net Assets Applicable to 19,021,926
  Shares Outstanding - 100.00%                                     $26,144,497
                                                                   ===========

Statement                               Delaware Technology and Innovation Fund
  OF NET ASSETS (CONTINUED)

Net Asset Value - Delaware Technology
 and Innovation Fund Class A
 ($13,440,713 / 9,681,278 Shares)                                     $1.39
                                                                      -----
Net Asset Value - Delaware Technology
 and Innovation Fund Class B
 ($8,095,030 / 5,976,724 Shares)                                      $1.35
                                                                      -----
Net Asset Value - Delaware Technology
 and Innovation Fund Class C
 ($3,064,451 / 2,261,631 Shares)                                      $1.35
                                                                      -----
Net Asset Value - Delaware Technology
 and Innovation Fund Institutional Class
 ($1,544,303 / 1,102,293 Shares)                                      $1.40
                                                                      -----

Components of Net Assets at June 30, 2003:
Shares of beneficial interest
 (unlimited authorization - no par)                            $170,685,396
Accumulated net realized loss on investments                   (141,262,584)
Net unrealized depreciation of investments                       (3,278,315)
                                                               ------------
Total net assets                                               $ 26,144,497
                                                               ============

*Non-income producing security for the year ended June 30, 2003.

ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
 Delaware Technology and Innovation Fund

Net asset value Class A (A)                                           $1.39
Sales charge (5.75% of offering price, or 5.76%
  of the amount invested per share) (B)                                0.08
                                                                      -----
Offering price                                                        $1.47
                                                                      -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                               Delaware Technology and Innovation Fund
  OF OPERATIONS                         Year Ended June 30, 2003

Investment Income:
  Dividends                                                          $ 25,410
  Interest                                                             50,369      $     75,779
                                                                     --------      ------------

Expenses:
  Management fees                                                     165,317
  Dividend disbursing and transfer agent fees and expenses  506,334
  Distribution expenses -- Class A                                     31,792
  Distribution expenses -- Class B                                     74,475
  Distribution expenses -- Class C                                     26,150
  Reports and statements to shareholders                               89,430
  Professional fees                                                    46,052
  Registration fees                                                    39,350
  Accounting and administration expenses                                9,918
  Custodian fees                                                        2,858
  Trustees' fees                                                        1,741
  Other                                                                16,151         1,009,568
                                                                     --------
  Less expenses absorbed or waived                                                     (612,012)
  Less waiver of distribution expenses -- Class A                                        (4,605)
  Less expenses paid indirectly                                                            (529)
                                                                                   ------------
  Total expenses                                                                        392,422
                                                                                   ------------
Net Investment Loss                                                                    (316,643)
                                                                                   ------------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                      (16,642,443)
  Net change in unrealized appreciation/depreciation of investments                  17,291,640
                                                                                   ------------
Net Realized and Unrealized Gain on Investments                                         649,197
                                                                                   ------------

Net Increase in Net Assets Resulting from Operations                               $    332,554
                                                                                   ============


See accompanying notes

Statements                              Delaware Technology and Innovation Fund
  OF CHANGES IN NET ASSETS

                                                                                            Year Ended
                                                                                     6/30/03          6/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                                              $   (316,643)    $   (625,599)
  Net realized loss on investments                                                  (16,642,443)     (21,518,794)
  Net change in unrealized appreciation/depreciation of investments                  17,291,640      (12,487,549)
                                                                                   ------------     ------------
  Net increase (decrease) in net assets resulting from operations                       332,554      (34,631,942)
                                                                                   ------------     ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                           5,396,389       13,311,955
    Class B                                                                           1,466,936        5,464,520
    Class C                                                                             796,246        1,813,645
    Institutional Class                                                               1,487,538        1,977,181
                                                                                   ------------     ------------
                                                                                      9,147,109       22,567,301
                                                                                   ------------     ------------
  Cost of shares repurchased:
    Class A                                                                          (3,911,219)      (9,517,671)
    Class B                                                                          (3,103,154)      (4,730,599)
    Class C                                                                            (812,830)      (1,750,291)
    Institutional Class                                                              (1,238,017)      (1,900,077)
                                                                                   ------------     ------------
                                                                                     (9,065,220)     (17,898,638)
                                                                                   ------------     ------------
Increase in net assets derived from capital share transactions                           81,889        4,668,663
                                                                                   ------------     ------------
Net Increase (Decrease) in Net Assets                                                   414,443      (29,963,279)

Net Assets:
    Beginning of year                                                                25,730,054       55,693,333
                                                                                   ------------     ------------
    End of year                                                                    $ 26,144,497     $ 25,730,054
                                                                                   ============     ============



See accompanying notes

Financial
highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Delaware Technology and Innovation Fund Class A
-------------------------------------------------------------------------------------------------------------
                                                                                                  12/29/99(1)
                                                                          Year Ended                  to
                                                              6/30/03      6/30/02     6/30/01      6/30/00
Net asset value, beginning of period                          $ 1.350     $  3.210     $  9.700     $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                         (0.013)      (0.025)      (0.073)     (0.049)
Net realized and unrealized gain (loss) on investments          0.053       (1.835)      (6.417)      1.249
                                                              -------     --------     --------     -------
Total from investment operations                                0.040       (1.860)      (6.490)      1.200
                                                              -------     --------     --------     -------

Net asset value, end of period                                $ 1.390     $  1.350     $  3.210     $ 9.700
                                                              =======     ========     ========     =======

Total return(3)                                                 2.96%      (57.94%)     (66.91%)     14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $13,441     $ 11,520     $ 22,452     $50,548
Ratio of expenses to average net assets                         1.45%        1.45%        1.44%       1.45%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      4.27%        2.93%        1.78%       1.78%
Ratio of net investment loss to average net assets             (1.11%)      (1.22%)      (1.11%)     (1.04%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly      (3.93%)      (2.70%)      (1.45%)     (1.37%)
Portfolio turnover                                                89%          90%         144%        177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Delaware Technology and Innovation Fund Class B
-------------------------------------------------------------------------------------------------------------
                                                                                                  12/29/99(1)
                                                                         Year Ended                   to
                                                              6/30/03      6/30/02     6/30/01      6/30/00
Net asset value, beginning of period                          $ 1.330     $  3.180     $  9.670     $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                         (0.022)      (0.041)      (0.119)     (0.082)
Net realized and unrealized gain (loss) on investments          0.042       (1.809)      (6.371)      1.252
                                                              -------     --------     --------     -------
Total from investment operations                                0.020       (1.850)      (6.490)      1.170
                                                              -------     --------     --------     -------

Net asset value, end of period                                $ 1.350     $  1.330     $  3.180     $ 9.670
                                                              =======     ========     ========     =======

Total return(3)                                                 1.50%      (58.18%)     (67.15%)     13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 8,095     $  9,874      $23,160     $47,257
Ratio of expenses to average net assets                         2.20%        2.20%        2.19%       2.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      4.98%        3.68%        2.53%       2.53%
Ratio of net investment loss to average net assets             (1.86%)      (1.97%)      (1.86%)     (1.79%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly      (4.64%)      (3.45%)      (2.20%)     (2.12%)
Portfolio turnover                                                89%          90%         144%        177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Delaware Technology and Innovation Fund Class C
-------------------------------------------------------------------------------------------------------------
                                                                                                  12/29/99(1)
                                                                         Year Ended                   to
                                                              6/30/03      6/30/02     6/30/01      6/30/00
Net asset value, beginning of period                          $ 1.330     $  3.180     $  9.670      $8.500

Income (loss) from investment operations:
Net investment loss(2)                                         (0.022)      (0.041)      (0.121)     (0.082)
Net realized and unrealized gain (loss) on investments          0.042       (1.809)      (6.369)      1.252
                                                              -------     --------     --------     -------
Total from investment operations                                0.020       (1.850)      (6.490)      1.170
                                                              -------     --------     --------     -------

Net asset value, end of period                                $ 1.350     $  1.330     $  3.180      $9.670
                                                              =======     ========     ========     =======

Total return(3)                                                 1.50%      (58.18%)     (67.15%)     13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 3,064     $  3,059       $7,282     $18,431
Ratio of expenses to average net assets                         2.20%        2.20%        2.19%       2.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      4.98%        3.68%        2.53%       2.53%
Ratio of net investment loss to average net assets             (1.86%)      (1.97%)      (1.86%)     (1.79%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (4.64%)      (3.45%)      (2.20%)     (2.12%)
Portfolio turnover                                                89%          90%         144%        177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      Delaware Technology and Innovation Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------
                                                                                                  12/29/99(1)
                                                                         Year Ended                   to
                                                              6/30/03      6/30/02     6/30/01      6/30/00
Net asset value, beginning of period                           $1.360     $  3.220     $  9.700     $ 8.500

Income (loss) from investment operations:

Net investment loss(2)                                         (0.010)      (0.020)      (0.056)     (0.037)
Net realized and unrealized gain (loss) on investments          0.050       (1.840)      (6.424)      1.237
                                                              -------     --------     --------     -------
Total from investment operations                                0.040       (1.860)      (6.480)      1.200
                                                              -------     --------     --------     -------

Net asset value, end of period                                $ 1.400     $  1.360     $  3.220     $ 9.700
                                                              =======     ========     ========     =======

Total return(3)                                                 2.94%      (57.76%)     (66.80%)     14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 1,544     $  1,276       $2,798      $3,836
Ratio of expenses to average net assets                         1.20%        1.20%        1.19%       1.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      3.98%        2.68%        1.53%       1.53%
Ratio of net investment loss to average net assets             (0.86%)      (0.97%)      (0.86%)     (0.79%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (3.64%)      (2.45%)      (1.20%)     (1.12%)
Portfolio turnover                                                89%          90%         144%        177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                   Delaware Technology and Innovation Fund
  TO FINANCIAL STATEMENTS               June 30, 2003


Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Technology and Innovation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors. As of June 30, 2003, Class R shares have not commenced operations.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and net realized gains from investments, if any, annually.

In addition, in order to satisfy certain distribution requirement of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record date in such months. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $529 for the year ended June 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended June 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commission, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2004.

At June 30, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC           $(77,596)
Other expenses payable to DMC and affiliates                (2,213)
Receivable from DMC under expense limitation agreement      76,036

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to the distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has contractually waived its fees through August 31, 2004 in order to

Notes                                   Delaware Technology and Innovation Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

For the year ended June 30, 2003, DDLP earned $6,845 for commissions on sales of the Fund Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended June 30, 2003, the Fund made purchases of $18,235,623 and sales of $16,927,928 of investment securities other than short-term investments.

At June 30, 2003, the cost of investments for federal income tax purposes was $35,712,655. At June 30, 2003, net unrealized depreciation was $9,161,120, of which $1,549,540 related to unrealized appreciation of investments and $10,710,660 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the years ended June 30, 2003 and 2002.

As of June 30, 2003, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                        $170,685,396
  Capital loss carryforwards                           (126,746,284)
  Post-October losses                                    (8,633,495)
  Unrealized depreciation of investments                 (9,161,120)
                                                       ------------
Net Assets                                             $ 26,144,497
                                                       ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $22,409,888 expires in 2009, $70,308,969 expires in 2010, and $34,027,427 expires in 2011.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through June 30, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                            Year Ended

                                                      6/30/03         6/30/02
Shares sold:
  Class A                                             4,437,257      6,319,077
  Class B                                             1,228,896      2,519,953
  Class C                                               670,358        880,397
  Institutional Class                                 1,177,256        970,067
                                                     ----------     ----------
                                                      7,513,767     10,689,494
                                                     ----------     ----------
Shares repurchased:
  Class A                                            (3,290,999)    (4,772,185)
  Class B                                            (2,692,733)    (2,359,017)
  Class C                                              (712,783)      (864,996)
  Institutional Class                                (1,014,655)      (898,490)
                                                     ----------     ----------
                                                     (7,711,170)    (8,894,688)
                                                     ----------     ----------
Net increase (decrease)                                (197,403)     1,794,806
                                                     ==========     ==========

For the year ended June 30, 2003, 9,810 Class B shares were converted to 9,605 Class A shares valued at $12,460. The amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of June 30, 2003, or at any time during the year.

7. Credit & Market Risks
The Fund concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

The Fund invests a significant portion of its assets in small- and medium- sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds III -- Delaware Technology &
Innovation Fund

We have audited the accompanying statement of net assets of Delaware Technology & Innovation Fund (the "Fund") as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Technology & Innovation Fund at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP



Philadelphia, Pennsylvania
August 8, 2003

Delaware Investments Family of Funds
BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)        Chairman and          3 Years               Since August 2000,            83             None
   2005 Market Street         Trustee(4)       Executive Officer       Mr. Driscoll has served in
    Philadelphia, PA                                                  various executive capacities
       19103                                     Trustee as of           at different times at
                                                 May 15, 2003           Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            101            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -               83
 2005 Market Street                                                    Franklin & Marshall College                     None
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  101            Director -
 2005 Market Street                                                        National Gallery of Art                   Systemax Inc.
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                        Director - Andy
                                                                                                                  Warhol Foundation
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years                President/Chief           101           Director -
   2005 Market Street                                                      Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.

   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
   2005 Market Street                                                Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

   Richelle S. Maestro     Executive Vice President,  4 Years         Ms. Maestro has served in        101             None
   2005 Market Street          General Counsel                       various executive capacities
    Philadelphia, PA            and Secretary                            at different times at
       19103                                                             Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                          Contact Information
Jude T. Driscoll                             Michael P. Bishof                            Investment Manager
Chairman                                     Senior Vice President and Treasurer          Delaware Management Company
Delaware Investments Family of Funds         Delaware Investments Family of Funds         Philadelphia, PA
Philadelphia, PA                             Philadelphia, PA                             International Affiliate
                                                                                          Delaware International Advisers Ltd.
Walter P. Babich                             Richelle S. Maestro                          London, England
Board Chairman                               Executive Vice President,
Citadel Construction Corporation             General Counsel and Secretary                National Distributor
King of Prussia, PA                          Delaware Investments Family of Funds         Delaware Distributors, L.P.
                                             Philadelphia, PA                             Philadelphia, PA
John H. Durham
Private Investor                                                                          Shareholder Servicing, Dividend
Gwynedd Valley, PA                                                                        Disbursing and Transfer Agent
                                                                                          Delaware Service Company, Inc.
John A. Fry                                                                               2005 Market Street
President                                                                                 Philadelphia, PA 19103-7094
Franklin & Marshall College
Lancaster, PA                                                                             For Shareholders
                                                                                          800 523-1918
Anthony D. Knerr
Managing Director                                                                         For Securities Dealers and Financial
Anthony Knerr & Associates                                                                Institutions Representatives Only
New York, NY                                                                              800 362-7500

Ann R. Leven                                                                              Web site
Former Treasurer/Chief Fiscal Officer                                                     www.delawareinvestments.com
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8039)                                                        Printed in the USA
AR-492 [6/03] IVES 8/03                                                    J9338

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)







GROWTH-EQUITY



Annual Report 2003
--------------------------------------------------------------------------------
       DELAWARE TREND FUND








[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                                    1
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                            3
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS:
   Statement of Net Assets                                                     4
   Statement of Operations                                                     6
   Statements of Changes in Net Assets                                         7
   Financial Highlights                                                        8
   Notes to Financial Statements                                              13
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                                15
--------------------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                                    16
--------------------------------------------------------------------------------

     Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

     Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)  2003 Delaware Distributors, L.P.

Portfolio                                                    Delaware Trend Fund
  MANAGEMENT REVIEW                                                July 10, 2003


Fund Manager

Gerald S. Frey
Chief Investment Officer - Growth

Q: How did the Fund perform against its benchmark index and peer group during the year?
A: Small-cap growth stocks faced enormous adversity during the year as uncertainty flowed through the economy and capital spending by corporations moved along at a sluggish pace. During this time, Delaware Trend Fund managed to outperform its peers and benchmark somewhat. The Fund returned +2.85% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended June 30, 2003. It beat its benchmark, the Russell 2000 Growth Index, which gained +0.69% for the same period. The 545 funds that compose the Lipper Mid-Cap Growth Funds Average just managed to stay in the positive, with a +0.05% average return for the year. Positive stock selection in most of the major sectors was the main catalyst behind the Delaware Trend Fund's strong performance.

Q: What factors influenced performance during the year?
A: The past fiscal year saw stocks finally beginning to end the decline that started in March of 2000. The early part of the year was marked by continued concerns over the timing and magnitude of an economic rebound, as well as a loss of confidence in the quality of company's financial results due to well-publicized corporate scandals.

The latter part of 2002 brought renewed optimism, however, as stocks staged a rally that began in early October. The rally was fueled at first by bargain hunting in many of the stocks that had previously suffered the largest losses.

Continued mixed economic news contributed to a declining stock market at the start of 2003. The pressure that President Bush placed on Iraq and U.N. weapons inspectors added to investor uncertainty and had a detrimental effect in the marketplace. With the war's swift conclusion and a warm reception to Congress' fiscal stimulus package, additional gains at the close of the period resulted in stocks generally finishing flat for the fiscal year.

Q: Can you discuss some securities that impacted the Fund's performance?
A: Coach, the retailer of high-end leather goods and other accessories, was the biggest relative contributor to performance, owing to strong earnings and sales gains. Financial stocks, particularly those with exposure to the housing market, also performed well as they benefited from the current low interest rate environment. An example was Doral Financial, which gained more than +100%. In the biotechnology area, Inspire Pharmaceuticals rose in excess +150% during the year as many companies in this industry started to report positive results from developing drugs while also benefiting from an improved regulatory environment.

First Horizon Pharmaceuticals was the Fund's worst performer during the year, as it declined substantially after drastically lowered future sales and earnings guidance. Cerner Corp. also performed poorly as it lowered guidance during the year. We exited from both stocks during the year.

Q: Can you describe the Fund's strategy as it relates to the current market?
A: In the last few months of the reporting period, equities were in the midst of staging a rebound from the losses incurred early in the period. We will expect to continue to approach these recent gains with guarded optimism until the economy has fully experienced a prolonged period of growth. The +1.4% growth in gross domestic product during the first quarter of 2003 made it the sixth consecutive quarter of positive performance, signifying that consumers are still making purchases which can hopefully translate into higher revenue for businesses. In our opinion, small-capitalization stocks generally perform well during an economic and market rebound.

Lower interest rates can also benefit small caps, since small companies are more prone to borrow money from banks in order to thrive and establish a competitive advantage against other companies in their industry. Delaware Trend Fund seeks those companies that are in the early stages of their development, and which may offer the greatest opportunity for rising share prices. We work to identify companies that offer innovative concepts, have a dominant niche in an industry with meaningful barriers to entry, and a strong management team that is capable of handling rapid sustained growth. The bottom-up security selection process employed in Delaware Trend Fund's ensures that extensive analysis of company financials is conducted prior to a stock being added to the portfolio.

Top 10 Holdings
As of June 30, 2003

                                                                     Percentage
Company                               Sector                       of Net Assets
--------------------------------------------------------------------------------
   1. PartnerRe                       Insurance                        2.57%
--------------------------------------------------------------------------------
   2. Fisher Scientific
      International                   Business Services                2.49%
--------------------------------------------------------------------------------
   3. Krispy Kreme
      Doughnuts                       Consumer Non-Durables            2.39%
--------------------------------------------------------------------------------
   4. City National                   Banking & Finance                2.33%
--------------------------------------------------------------------------------
   5. Coach                           Consumer Non-Durables            2.33%
--------------------------------------------------------------------------------
   6. Cheesecake
      Factory                         Consumer Services                2.25%
--------------------------------------------------------------------------------
   7. Cost Plus                       Consumer Non-Durables            2.22%
--------------------------------------------------------------------------------
   8. D.R. Horton                     Consumer Durables                2.20%
--------------------------------------------------------------------------------
   9. Sonic                           Consumer Services                2.20%
--------------------------------------------------------------------------------
  10. Gentex                          Consumer Durables                2.15%
--------------------------------------------------------------------------------

Delaware
  TREND FUND


Fund Basics
As of June 30, 2003
--------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation by
investing primarily in securities of emerging or other growth-oriented companies.

--------------------------------------------------
Total Fund Net Assets:
$1.37 billion

--------------------------------------------------
Number of Holdings:
84

--------------------------------------------------
Fund Start Date:
October 3, 1968

--------------------------------------------------
Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes
College and New York University. Prior to joining
Delaware Investments in 1996, he was a Senior
Director with Morgan Grenfell Capital
Management in New York.

--------------------------------------------------
Nasdaq Symbols:
Class A  DELTX
Class B  DERBX
Class C  DETCX

Fund Performance
Average Annual Total Returns
Through June 30, 2003              Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/3/68)
Excluding Sales Charge              +9.10%     +10.66%       +5.18%     +2.85%
Including Sales Charge              +8.91%     +10.01%       +3.95%     -3.05%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge              +10.57%      --          +4.45%     +2.13%
Including Sales Charge              +10.57%      --          +4.13%     -1.87%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge              +8.43%       --          +4.44%     +2.16%
Including Sales Charge              +8.43%       --          +4.44%     +1.16%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class Band C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the Lifetime period ended June 30, 2003 for Delaware Trend Fund's Class R shares was -0.25%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime (since 10/3/68), 10-year, five- year, and one-year periods ended June 30, 2003 for Delaware Trend Fund's Institutional Class were +9.19%, +10.96%, +5.48%, and +3.18%, respectively. The Institutional Class shares were first made available on November 23, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 23, 1992 for Delaware Trend Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DGTIX

Class R symbol: DETRX

Performance of a $10,000 Investment
June 30, 1993 through June 30, 2003

                             Delaware Trend
                             Fund - Class A          Russel 2000
                                 Shares              Growth Index

               30-Jun-93        $ 9,428               $10,000
               30-Jun-94        $ 9,484               $10,088
               30-Jun-95        $11,798               $12,693
               30-Jun-96        $15,989               $16,056
               30-Jun-97        $16,265               $16,795
               30-Jun-98        $20,165               $19,012
               30-Jun-99        $25,157               $20,590
               30-Jun-00        $41,223               $26,436
               30-Jun-01        $30,826               $20,288
               30-Jun-02        $25,240               $15,215
               30-Jun-03        $25,938               $15,320

Chart assumes $10,000 invested on June 30, 1993. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged index that includes the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance does not guarantee future results.

Statement                                                    Delaware Trend Fund
  OF NET ASSETS                                              June 30, 2003


                                                     Number of         Market
                                                       Shares           Value
--------------------------------------------------------------------------------
Common Stock - 93.64%
--------------------------------------------------------------------------------
Banking & Finance - 10.23%
  *City National                                      715,100      $ 31,864,855
   Cullen/Frost Bankers                               785,400        25,211,340
   Doral Financial                                    333,350        14,884,078
  *Downey Financial                                   404,600        16,709,980
   First Niagara Financial Group                      387,679         5,411,999
  *Friedman Billings Ramsey Class A                   516,480         6,920,832
  *IndyMac Mortgage Holdings                          444,600        11,301,732
  *Sovereign Bancorp                                  811,700        12,703,105
   Webster Financial                                  394,200        14,900,760
                                                                   ------------
                                                                    139,908,681
                                                                   ------------
Basic Industry/Capital Goods - 2.78%
  +Mettler-Toledo International                       650,500        23,840,825
  +MSC Industrial Direct Class A                      775,400        13,879,660
  *Roper Industries                                     9,500           353,400
                                                                   ------------
                                                                     38,073,885
                                                                   ------------
Business Services - 5.77%
  +Bright Horizons Family Solutions                   428,500        14,380,460
  +Fisher Scientific International                    975,100        34,030,990
  *Hilb, Rogal & Hamilton                             255,700         8,704,028
 *+Resources Connection                               555,300        13,249,458
 *+The Advisory Board                                 210,400         8,525,408
                                                                   ------------
                                                                     78,890,344
                                                                   ------------
Consumer Durables - 7.19%
  *D.R. Horton                                      1,069,448        30,051,489
 *+Gentex                                             962,500        29,462,125
 *+Group 1 Automotive                                 369,900        11,988,459
   KB HOME                                            264,300        16,381,314
 *+WCI Communities                                    542,700        10,436,121
                                                                   ------------
                                                                     98,319,508
                                                                   ------------
Consumer Non-Durables - 11.68%
 *+American Italian Pasta Class A                     405,600        16,893,240
  +Coach                                              639,800        31,823,652
 *+Cost Plus                                          850,875        30,342,203
 *+GameStop                                           342,200         4,421,224
  +Krispy Kreme Doughnuts                             792,300        32,626,914
 *+Peets Coffee & Tea                                 424,300         7,408,278
 *+PetSmart                                           951,300        15,858,171
  +Rent-A-Center                                      270,000        20,468,700
                                                                   ------------
                                                                    159,842,382
                                                                   ------------
Consumer Services - 20.94%
   Cash America International                         249,500         3,298,390
  +Cheesecake Factory                                 855,950        30,720,045
 *+Cumulus Media                                    1,206,800        22,844,724
  +Dollar Tree Stores                                 699,375        22,191,169
  +Extended Stay America                            1,249,400        16,854,406
  *Four Seasons Hotels                                340,200        14,717,052
 *+Getty Images                                       612,800        25,308,640
   Gray Television Class B                          1,402,500        17,391,000
  +LIN TV Class A                                   1,084,200        25,532,910
 *+Mediacom Communications                          1,851,000        18,269,370
 *+Radio One                                          875,700        15,640,002
 *+Sonic                                            1,180,800        30,027,744
 *+West                                               634,900        16,920,085
  +Westwood One                                       410,500        13,928,265
 *+Wynn Resorts                                       726,500        12,851,785
                                                                   ------------
                                                                    286,495,587
                                                                   ------------

                                                     Number of         Market
                                                       Shares           Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Energy - 2.08%
 *+Pride International                                783,400     $  14,743,588
 *+Rowan Companies                                    610,000        13,664,000
                                                                  -------------
                                                                     28,407,588
                                                                  -------------
Healthcare & Pharmaceuticals - 12.47%
 *+CIMA Labs                                          519,300        13,963,977
  +Coventry Health Care                               280,300        12,938,648
 *+Cubist Pharmaceuticals                             630,500         6,721,130
  +CV Theraputics                                     533,200        15,814,712
  +Cytyc                                              911,500         9,588,980
 *+Exelixis                                         1,270,400         8,816,576
 *+Inspire Pharmaceuticals                            731,700         7,902,360
  +Martek Biosciences                                  26,800         1,150,792
   Medicis Pharmaceutical Class A                     274,200        15,547,140
 *+Nektar Therapeutics                              1,755,400        16,202,342
 *+Neurocrine Biosciences                             356,600        17,808,604
 *+Noven Pharmaceuticals                              312,100         3,195,904
 *+Priority Healthcare Class B                        469,300         8,705,515
 *+Protein Design Labs                              1,529,200        21,378,216
 *+Triad Hospitals                                    191,300         4,748,066
  +Trimeris                                           132,900         6,070,872
                                                                  -------------
                                                                    170,553,834
                                                                  -------------
Insurance - 8.09%
   Berkley (WR)                                       477,750        25,177,425
   Delphi Financial Group Class A                     194,400         9,097,920
   HCC Insurance Holdings                             632,600        18,705,982
   IPC Holdings                                       203,900         6,830,650
   PartnerRe                                          687,900        35,158,569
  *RenaissanceRe Holdings                             344,900        15,699,848
                                                                  -------------
                                                                    110,670,394
                                                                  -------------
Technology - 9.94%
  +Anteon International                               267,300         7,460,343
  +Applied Micro Circuits                           1,029,000         6,225,450
 *+Ciena                                            1,525,474         7,917,210
 *+Cymer                                              561,700        17,980,017
  +Emulex                                             543,000        12,364,110
   Henry (Jack) & Associates                        1,381,900        24,584,001
 *+Integrated Circuit Systems                         530,900        16,686,187
 *+Micrel                                           1,177,700        12,236,303
  +Quest Software                                   1,171,200        13,937,280
 *+Tekelec                                          1,143,300        12,919,290
  +Webex Communications                               261,100         3,642,345
                                                                  -------------
                                                                    135,952,536
                                                                  -------------
Transportation - 2.47%
  *Arkansas Best                                       91,200         2,169,648
 *+Hunt (J.B.) Transportation Services                267,000        10,079,250
 *+Swift Transportation                               344,200         6,409,004
  *UTI Worldwide                                      485,600        15,145,864
                                                                  -------------
                                                                     33,803,766
                                                                  -------------
Total Common Stock
   (cost $1,021,412,460)                                          1,280,918,505
                                                                  -------------

Statement                                                    Delaware Trend Fund
  OF NET ASSETS (CONTINUED)



                                                       Principal    Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Repurchase Agreements - 5.98%
--------------------------------------------------------------------------------
   With BNP Paribas 1.08% 7/1/03
      (dated 6/30/03, collateralized by
      $26,219,000 U.S. Treasury Notes
      1.625% due 1/31/05,
      market value $26,571,992)                   $26,032,000    $   26,032,000
   With Cantor Fitzgerald 1.12% 7/1/03
      (dated 6/30/03, collateralized by
      $3,675,000 U.S. Treasury Notes
      3.00% due 2/29/04,
      market value $3,762,704 and
      $16,270,000 U.S. Treasury Notes
      5.250% due 5/15/04,
      market value $16,984,261)                    20,337,000        20,337,000
   With J. P. Morgan Securities
      1.07% 7/1/03 (dated 6/30/03,
      collateralized by $9,172,000
      U.S. Treasury Notes 11.875%
      due 11/15/03,
      market value $9,679,325)                      9,470,000         9,470,000
   With UBS Warburg 1.08% 7/1/03
      (dated 6/30/03, collateralized by
      $26,096,000 U.S. Treasury Notes
      2.125% due 8/31/04,
      market value $26,598,011)                    26,032,000        26,032,000
                                                                 --------------
Total Repurchase Agreements
   (cost $81,871,000)                                                81,871,000
                                                                 --------------

Total Market Value of Securities - 99.62%
   (cost $1,103,283,460)                                          1,362,789,505
Short-Term Investments Held as
   Collateral for Loaned Securities - 12.61%
   (cost $172,513,747)#                                             172,513,747
Obligation to Return Securities Lending
   Collateral - (12.61%)#                                          (172,513,747)
Receivables and Other Assets
   Net of Liabilities - 0.38%                                         5,199,525
                                                                 --------------
Net Assets Applicable to 85,197,733
   Shares Outstanding - 100.00%                                  $1,367,989,030
                                                                 ==============

Net Asset Value - Delaware Trend Fund
   Class A ($770,743,888 / 47,507,938 Shares)                            $16.22
                                                                         ------
Net Asset Value - Delaware Trend Fund
   Class B ($176,460,350 / 11,861,058 Shares)                            $14.88
                                                                         ------
Net Asset Value - Delaware Trend Fund
   Class C ($134,152,512 / 8,860,910 Shares)                             $15.14
                                                                         ------
Net Asset Value - Delaware Trend Fund
   Class R ($16.22 / 1 Share)                                            $16.22
                                                                         ------
Net Asset Value - Delaware Trend Fund
   Institutional Class
   ($286,632,264 / 16,967,826 Shares)                                    $16.89
                                                                         ------

Components of Net Assets at June 30, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                            $1,494,312,676
Accumulated net realized loss on investments                       (385,829,691)
Net unrealized appreciation of investments                          259,506,045
                                                                 --------------
Total net assets                                                 $1,367,989,030
                                                                 ==============

*Fully or partially on loan.

+Non-income producing security for the year ended June 30, 2003.

#See Note 7 in "Notes to Financial Statements".

Net Asset Value and Offering Price per Share -
   Delaware Trend Fund

Net asset value Class A (A)                                              $16.22
Sales charge (5.75% of offering price,
   or 6.10% of amount invested per share) (B)                              0.99
                                                                         ------
Offering price                                                           $17.21
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                               Delaware Trend Fund
  OF OPERATIONS                                         Year Ended June 30, 2003

Investment Income:
   Dividends                                                         $5,015,480
   Interest                                                             952,667
   Securities lending income                                            338,463       $ 6,306,610
                                                                     ----------       -----------

Expenses:
   Management fees                                                    8,650,123
   Distribution expenses -- Class A                                   2,078,597
   Distribution expenses -- Class B                                   1,636,514
   Distribution expenses -- Class C                                   1,151,137
   Dividend disbursing and transfer agent fees and expenses           4,343,522
   Accounting and administration expenses                               544,689
   Reports and statements to shareholders                               473,331
   Professional fees                                                    146,850
   Registration fees                                                    117,348
   Custodian fees                                                        66,262
   Trustees' fees                                                        46,100
   Other                                                                316,841        19,571,314
                                                                     ----------
   Less expenses paid indirectly                                                          (29,170)
                                                                                      -----------
   Total expenses                                                                      19,542,144
                                                                                      -----------
Net Investment Loss                                                                   (13,235,534)
                                                                                      -----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                  (117,389,527)
   Net change in unrealized appreciation/depreciation of investments                  159,694,116
                                                                                     ------------
Net Realized and Unrealized Gain on Investments                                        42,304,589
                                                                                     ------------

Net Increase in Net Assets Resulting from Operations                                  $29,069,055
                                                                                      ===========

See accompanying notes

Statements                                                   Delaware Trend Fund
  OF CHANGES IN NET ASSETS

                                                                                              Year Ended
                                                                                    6/30/03               6/30/02
                                                                                  --------------       --------------
Increase (Decrease) in Net Assets from Operations:
   Net investment loss                                                            $  (13,235,534)      $  (13,710,638)
   Net realized loss on investments                                                 (117,389,527)         (60,905,964)
   Net change in unrealized appreciation/depreciation of investments                 159,694,116         (207,904,063)
                                                                                  --------------       --------------
   Net increase (decrease) in net assets resulting from operations                    29,069,055         (282,520,665)
                                                                                  --------------       --------------

Capital Share Transactions:
   Proceeds from shares sold:
   Class A                                                                           178,051,867          320,400,610
   Class B                                                                            20,874,323           39,994,517
   Class C                                                                            31,752,430           57,434,074
   Class R                                                                                    16                   --
   Institutional Class                                                               128,642,497           93,139,501
                                                                                  --------------       --------------
                                                                                     359,321,133          510,968,702
                                                                                  --------------       --------------
   Cost of shares repurchased:
   Class A                                                                          (248,702,823)        (184,728,540)
   Class B                                                                           (43,616,488)         (41,521,600)
   Class C                                                                           (30,589,398)         (27,501,733)
   Institutional Class                                                               (70,221,778)         (95,534,053)
                                                                                  --------------       --------------
                                                                                    (393,130,487)        (349,285,926)
                                                                                  --------------       --------------
Increase (decrease) in net assets derived from capital share transactions            (33,809,354)         161,682,776
                                                                                  --------------       --------------
Net Decrease in Net Assets                                                            (4,740,299)        (120,837,889)

Net Assets:
   Beginning of year                                                               1,372,729,329        1,493,567,218
                                                                                  --------------       --------------
   End of year                                                                    $1,367,989,030       $1,372,729,329
                                                                                  ==============       ==============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Trend Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              6/30/03     6/30/02      6/30/01     6/30/00      6/30/99

Net asset value, beginning of period                          $15.770     $19.260      $27.800     $19.630      $18.550

Income (loss) from investment operations:
Net investment loss(1)                                         (0.138)     (0.151)      (0.146)     (0.188)      (0.140)
Net realized and unrealized gain (loss) on investments          0.588      (3.339)      (6.279)     11.333        3.820
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.450      (3.490)      (6.425)     11.145        3.680
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $16.220     $15.770      $19.260     $27.800      $19.630
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.85%     (18.12%)     (25.22%)     63.86%       24.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $770,744    $829,409     $856,732    $922,398     $504,007
Ratio of expenses to average net assets                         1.50%       1.45%        1.34%       1.29%        1.45%
Ratio of net investment loss to average net assets             (0.98%)     (0.91%)      (0.68%)     (0.80%)      (0.87%)
Portfolio turnover                                                40%         47%          50%         77%          86%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Trend Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              6/30/03     6/30/02      6/30/01     6/30/00      6/30/99

Net asset value, beginning of period                          $14.570     $17.920      $26.180     $18.750      $17.960

Income (loss) from investment operations:
Net investment loss(1)                                         (0.226)     (0.258)      (0.283)     (0.348)      (0.248)
Net realized and unrealized gain (loss) on investments          0.536      (3.092)      (5.862)     10.753        3.638
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.310      (3.350)      (6.145)     10.405        3.390
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $14.880     $14.570      $17.920     $26.180      $18.750
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.13%     (18.65%)     (25.76%)     62.74%       23.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $176,460    $199,027     $247,230    $231,856      $86,463
Ratio of expenses to average net assets                         2.20%       2.16%        2.05%       2.01%        2.17%
Ratio of net investment loss to average net assets             (1.68%)     (1.62%)      (1.39%)     (1.52%)      (1.59%)
Portfolio turnover                                                40%         47%          50%         77%          86%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Trend Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              6/30/03     6/30/02      6/30/01     6/30/00      6/30/99

Net asset value, beginning of period                          $14.820     $18.230      $26.600     $19.010      $18.170

Income (loss) from investment operations:
Net investment loss(1)                                         (0.228)     (0.250)      (0.280)     (0.353)      (0.250)
Net realized and unrealized gain (loss) on investments          0.548      (3.160)      (5.975)     10.918        3.690
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.320      (3.410)      (6.255)     10.565        3.440
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.140     $14.820      $18.230     $26.600      $19.010
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.16%     (18.70%)     (25.73%)     62.72%       23.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $134,153    $130,860     $127,154     $74,924      $20,566
Ratio of expenses to average net assets                         2.20%       2.16%        2.05%       2.01%        2.17%
Ratio of net investment loss to average net assets             (1.68%)     (1.62%)      (1.39%)     (1.52%)      (1.59%)
Portfolio turnover                                                40%         47%          50%         77%          86%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                               Delaware Trend Fund Class R
-----------------------------------------------------------------------------------------------------------------------
                                                             Period(1)
                                                             6/2/03 to
                                                              6/30/03

Net asset value, beginning of period                          $16.260

Income (loss) from investment operations:
Net investment loss(2)                                         (0.011)
Net realized and unrealized loss on investments                (0.029)
                                                              -------
Total from investment operations                               (0.040)
                                                              -------

Net asset value, end of period                                $16.220
                                                              =======

Total return(3)                                                (0.25%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $--
Ratio of expenses to average net assets                         1.95%
Ratio of net investment loss to average net assets             (1.49%)
Portfolio turnover                                                40%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in the net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Trend Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              6/30/03     6/30/02      6/30/01     6/30/00      6/30/99

Net asset value, beginning of period                          $16.370     $19.940      $28.630     $20.080      $18.870

Income (loss) from investment operations:
Net investment loss(1)                                         (0.096)     (0.102)      (0.084)     (0.121)      (0.095)
Net realized and unrealized gain (loss) on investments          0.616      (3.468)      (6.491)     11.646        3.905
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.520      (3.570)      (6.575)     11.525        3.810
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --       (2.115)     (2.975)      (2.600)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $16.890     $16.370      $19.940     $28.630      $20.080
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 3.18%     (17.90%)     (25.00%)     64.37%       25.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $286,632    $213,433     $262,451    $257,834      $64,615
Ratio of expenses to average net assets                         1.20%       1.16%        1.05%       1.01%        1.17%
Ratio of net investment loss to average net assets             (0.68%)     (0.62%)      (0.39%)     (0.52%)      (0.59%)
Portfolio turnover                                                40%         47%          50%         77%          86%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                                        Delaware Trend Fund
  TO FINANCIAL STATEMENTS                                    June 30, 2003


Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series, Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Trend Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation by investing primarily in securities of emerging or other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $29,170 for the year ended June 30, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended June 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. No distribution expenses are paid by Institutional Class shares.

At June 30, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                 $152,359
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC            605,261
Other expenses payable to DMC and affiliates              157,556

For the year ended June 30, 2003, DDLP earned $89,291 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                                        Delaware Trend Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


3. Investments
For the year ended June 30, 2003, the Fund made purchases of $461,823,761 and sales of $516,222,911 of investment securities other than short-term investments.

At June 30, 2003, the cost of investments for federal income tax purposes was $1,122,570,724. At June 30, 2003, net unrealized appreciation was $240,218,781, of which $313,662,733 related to unrealized appreciation of investments and $73,443,952 related to unrealized depreciation of investments.

4. Dividends and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the years ended June 30, 2003 and 2002.

As of June 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                      $1,494,312,676
Capital loss carryforwards                           (307,577,554)
Post-October losses                                   (58,964,873)
Unrealized appreciation of investments                240,218,781
                                                   --------------
Net assets                                         $1,367,989,030
                                                   ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,459,537 expires in 2009, $206,386,280 expires in 2010, and $95,731,737 expires in 2011.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through June 30, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Year Ended
                                       6/30/03               6/30/02
Shares sold:
   Class A                           12,649,368            19,165,631
   Class B                            1,603,209             2,572,441
   Class C                            2,382,125             3,606,931
   Class R                                    1                    --
   Institutional Class                8,771,356             5,351,177
                                    -----------           -----------
                                     25,406,059            30,696,180
                                    -----------           -----------
Shares repurchased:
   Class A                          (17,731,146)          (11,056,406)
   Class B                           (3,406,657)           (2,707,599)
   Class C                           (2,349,716)           (1,752,796)
   Institutional Class               (4,839,918)           (5,476,904)
                                    -----------           -----------
                                    (28,327,437)          (20,993,705)
                                    -----------           -----------
Net increase (decrease)              (2,921,378)            9,702,475
                                    ===========           ===========

For the years ended June 30, 2003 and 2002, 178,538 Class B shares were converted to 164,076 Class A shares valued at $2,435,438 and 2,466 Class B shares were converted to 2,283 Class A shares valued at $35,994, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of June 30, 2003, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. At June 30, 2003, the market value of securities on loan was $168,854,756.

The securities on loan were collateralized by the following:

Description                                          Market Value
-----------                                          ------------
Canadian Imperial Bank NY 1.1594% 10/9/03              $1,121,513
Morgan Stanley 1.28% 8/2/04                             2,243,557
Wilmington Trust Company 1.26% 7/21/03                  5,626,187
Merrill Lynch Mortgage Capital 1.475% 7/7/03            6,730,672
Goldman Sachs Group 1.515% 7/14/03                      7,852,450
FNMA 1.0549% 1/29/04                                   56,086,832
Lehman Brothers 1.425% 7/1/03                          92,852,536
                                                     ------------
                                                     $172,513,747
                                                     ============

8. Credit and Market Risks
The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees

Delaware Group Equity Funds III - Delaware Trend Fund

We have audited the accompanying statement of net assets of Delaware Trend Fund (the "Fund") as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Trend Fund at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP

Philadelphia, Pennsylvania
August 8, 2003

Delaware Investments Family of Funds
  BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)        Chairman and            3 Years -            Since August 2000,           83             None
   2005 Market Street          Trustee(4)         Executive Officer    Mr. Driscoll has served in
    Philadelphia, PA                                                   various executive capacities
        19103                                       Trustee as of         at different times at
                                                     May 15, 2003        Delaware Investments(1)
    March 10, 1963
                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                         (June 1998 - August 2000)

                                                                            Managing Director -
                                                                        NationsBanc Capital Markets
                                                                        (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927
-----------------------------------------------------------------------------------------------------------------------------------
   John H. Durham                Trustee             24 Years(3)           Private Investor            101      Trustee - Abington
  2005 Market Street                                                                                             Memorial Hospital
  Philadelphia, PA
       19103                                                                                                   President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937
-----------------------------------------------------------------------------------------------------------------------------------
   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
   May 28, 1960                                                         University of Pennsylvania
                                                                         (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

                                       16

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938
-----------------------------------------------------------------------------------------------------------------------------------
   Ann R. Leven                  Trustee              14 Years    Treasurer/Chief Financial Officer -  107          Director -
 2005 Market Street                                                        National Gallery of Art                Systemax, Inc.
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                      Director - Andy
                                                                                                                Warhol Foundation
   November 1, 1940
-----------------------------------------------------------------------------------------------------------------------------------
   Thomas F. Madison             Trustee              9 Years                President/Chief           101           Director -
   2005 Market Street                                                      Executive Officer -                 CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                Director - Digital
                                                                            and Consulting)                        River Inc.
   February 25, 1936                                                     (January 1993 - Present)
                                                                                                                 Director - Rimage
                                                                                                                   Corporation

                                                                                                                Director - Valmont
                                                                                                                 Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                      (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                       various management positions
                                                                       at 3M Corporation since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Richelle S. Maestro    Executive Vice President,   4 Years          Ms. Maestro has served in       101             None
   2005 Market Street         General Counsel                         various executive capacities
    Philadelphia, PA            and Secretary                             at different times at
       19103                                                              Delaware Investments.

   November 26, 1957
-----------------------------------------------------------------------------------------------------------------------------------
   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                           Contact Information

Jude T. Driscoll                               Michael P. Bishof                             Investment Manager
Chairman                                       Senior Vice President and Treasurer           Delaware Management Company
Delaware Investments Family of Funds           Delaware Investments Family of Funds          Philadelphia, PA
Philadelphia, PA                               Philadelphia, PA
                                                                                             International Affiliate
Walter P. Babich                               Richelle S. Maestro                           Delaware International Advisers Ltd.
Board Chairman                                 Executive Vice President,                     London, England
Citadel Construction Corporation               General Counsel and Secretary
King of Prussia, PA                            Delaware Investments Family of Funds          National Distributor
                                               Philadelphia, PA                              Delaware Distributors, L.P.
John H. Durham                                                                               Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                           Shareholder Servicing, Dividend
                                                                                             Disbursing and Transfer Agent
John A. Fry                                                                                  Delaware Service Company, Inc.
President                                                                                    2005 Market Street
Franklin & Marshall College                                                                  Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                             For Shareholders
Anthony D. Knerr                                                                             800 523-1918
Managing Director
Anthony Knerr & Associates                                                                   For Securities Dealers and Financial
New York, NY                                                                                 Institutions Representatives Only
                                                                                             800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                        Web site
National Gallery of Art                                                                      www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans                             +-----------------------------------------------------------------------------------+
Vice President/Mergers & Acquisitions        |  A description of the policies and procedures that the Fund uses to determine how |
3M Corporation                               |  to vote proxies (if any) relating to portfolio securities is available without   |
St. Paul, MN                                 |  charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at  |
                                             |  http://www.delawareinvestments.com; and (iii) on the Commission's website at     |
                                             |  http://www.sec.gov. Beginning no later than August 31, 2004, information (if     |
                                             |  any) regarding how the Fund voted proxies relating to portfolio securities       |
                                             |  during the most recent 12-month period ended June 30 is available without charge |
                                             |  (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)   |
                                             |  on the Commission's website at http://www.sec.gov.                               |
                                             +-----------------------------------------------------------------------------------+





(8054)                                                                                                         Printed in the USA
AR-003 [6/03] IVES 8/03                                                                                                     J9339


Item 2.  Code of Ethics

         Required only for fiscal years ending after July 15, 2003.

         Not applicable.

Item 3.  Audit Committee Financial Expert

         Required only for fiscal years ending after July 15, 2003.

         Not applicable.

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.   Exhibits

(a) (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:        Delaware Group Equity Funds III


         Jude T. Drsicoll
-------------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    September 2, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
-------------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    September 2, 2003


         Joseph H. Hastings
-------------------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    September 2, 2003